Exhibit 99.1

2004 NATIONWIDE FINANCIAL STATISTICAL SUPPLEMENT

[GRAPHIC]

New Segment View

2004

First Quarter

[GRAPHIC]

MEMORANDUM

TO:	Investment Community

FROM:	Nationwide Financial Investor Relations

DATE:	June 22, 2004

RE:	First quarter 2004 statistical supplement revised to reflect new reporting segments

Attached is an electronic version of Nationwide Financial’s quarterly statistical supplement for the quarter ended March 31, 2004. This supplement has been revised to reflect the new reporting structure that was announced during our first quarter earnings conference call on May 6, 2004.

Due to the movement of product lines between segments, the guidance we provided in our first quarter earnings release on the key earnings drivers of our business requires translation to the new segment view. This translation does not reflect a change in our aggregate view of the business for 2004, but simply reflects the change in reporting structure.

The following information incorporates certain forward-looking statements, is based on business conditions on the date the guidance was originally issued, and incorporates a range of possible results that are intended to illustrate the sensitivity of our revenue and earnings to these factors.

To the extent that actual interest spreads and equity-market performance varies from levels indicated, our results will vary accordingly. Additionally, our ability to meet the indicated outlook is subject to the factors described in the forward-looking information section below. Toward the end of each quarter, we have a quiet period during which we no longer publish or update our current outlook, and Company representatives will not comment on financial results or expectations. For the second quarter of 2004, the quiet period will be July 14, 2004 through August 4, 2004. Prior to the start of the quiet period, investors can continue to rely on this memorandum and our Web site for current expectations on matters covered, unless we publish a notice stating otherwise.

The following expectations for earnings drivers are based on the equity markets and the related performance of our separate account assets achieving a return of 0 to 2 percent each quarter during 2004.

Insurance •Financial Services • On Your Side	One Nationwide Plaza
Columbus, OH 43215-2220
www.nationwidefinancial.com

Individual Investments Segment

This segment contains those products that support individual savings outside of employer-sponsored plans. It currently includes our fixed annuities, variable annuities, income products and the advisory services program. This segment differs from the former reporting segment “Individual Annuity” as a result of the addition of the advisory services program results to this segment.

Full-year 2004 Earnings Drivers Expectations:

Interest-spread margins	170-175 bps

Pre-tax operating earnings to average account values	40-45 bps

Retirement Plans Segment

This segment contains products that support savings through employer-sponsored plans. It currently includes our public sector (IRC Section 457) and private sector (IRC Section 401(k)) retirement plan businesses. This segment differs from the former reporting segment “Institutional Products” because it no longer includes the results of our structured products and medium-term notes businesses.

Full-year 2004 Earnings Drivers Expectations:

Interest-spread margins	185-190 bps

Pre-tax operating earnings to average account values	20-25 bps

Individual Protection Segment

This segment contains products designed to protect the assets of individuals as they work and as they retire. This segment is unchanged from our former “Life Insurance” segment, and currently contains traditional life, universal life, variable universal life and corporate owned life (COLI).

Full-year 2004 Earnings Drivers Expectations:

Investment Life
Pre-tax operating earnings to operating revenues	16-18%

Fixed Life
Pre-tax operating earnings to operating revenues	12-14%

Insurance •Financial Services • On Your Side	One Nationwide Plaza
Columbus, OH 43215-2220
www.nationwidefinancial.com

Corporate and Other Segment

This segment includes results from the structured products and medium-term note businesses, net investment income not allocated to the other three segments, periodic net coupon settlements on non-qualifying derivatives, unallocated expenses, interest expense on debt, revenue and expenses of our non-insurance subsidiaries not reported in other segments, and realized gains and losses related to securitizations. It has changed from the former “Corporate” Segment to now include results from our structured products and medium-term notes businesses. This segment also no longer includes results from the advisory services program.

With the movement of medium-term notes into this segment, we have added information related to the earnings drivers of this business that previously had been consolidated within the guidance in the former “Institutional Products” segment. Due to the lack of clear earnings drivers on the remaining components of the Corporate and Other segment, we will continue to not provide guidance for these.

Full-year 2004 Earnings Drivers Expectations:

Medium-term notes interest-spread margin	120-130 bps

Forward-Looking Information

The information included herein contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the results of operations and businesses of the Nationwide Financial Services, Inc. and subsidiaries (NFS or collectively, the Company). These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward-looking statements include, among other, the following possibilities: (i) change in Nationwide’s control of the Company through its beneficial ownership of 94.4% of the combined voting power of all the outstanding common stock and 62.9% of the economic interest in the Company; (ii) the Company’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt service obligations and the applicable regulatory restrictions on the ability of the Company’s subsidiaries to pay such dividends; (iii) the potential impact on the Company’s reported net income that could result from the adoption of certain accounting standards issued by the Financial Accounting Standards Board or other standard-setting bodies; (iv) tax law changes impacting the tax treatment of life insurance and investment products; (v) repeal of the federal estate tax; (vi) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the development of new products by new and existing competitors; (vii) adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves, and other financial viability requirements, restrictions on mutual fund distribution payment arrangements such as revenue sharing and 12b-1 payments and regulation changes resulting from industry practice investigations; (viii) failure to expand distribution channels in order to obtain new customers or failure to retain existing customers; (ix) inability to carry out marketing and sales plans, including, among others, development of new products and/or changes to certain existing products and acceptance of the new and/or revised products in the market; (x) changes in interest rates and the equity markets causing a reduction of investment income and/or asset fees, an acceleration of the amortization of deferred policy acquisition costs (DAC) and/or value of business acquired (VOBA), reduction in the value of the Company’s investment portfolio or separate account assets, or a reduction in the demand for the Company’s products; (xi) general economic and business conditions which are less favorable than expected; (xii) competitive, regulatory or tax changes that affect the cost of, or demand for the Company’s products; (xiii) unanticipated changes in industry trends and ratings assigned by nationally recognized rating organizations; (xiv) deviations from assumptions regarding future persistency, mortality, morbidity and interest rates used in calculating reserve amounts and in pricing the Company’s products; and (xv) adverse litigation results and/or resolution of litigation and/or arbitration.

Insurance •Financial Services • On Your Side	One Nationwide Plaza
Columbus, OH 43215-2220
www.nationwidefinancial.com

Nationwide Financial Services, Inc.

Statistical Supplement

Nationwide Financial Services, Inc.

Statistical Supplement

Quarterly Financial Highlights

($ in millions except for per share data)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Operating Revenues
Individual investments	$346.3	$354.3	$366.4	$360.4	$379.6
Retirement plans	233.7	236.3	241.1	242.2	247.2
Individual protection	343.1	337.0	336.3	335.5	338.3
Corporate and other	68.5	72.3	73.2	82.7	78.4

Total operating revenues	$991.6	$999.9	$1,017.0	$1,020.8	$1,043.5
Net realized gains (losses) on investments, hedging instruments and hedged items (1)	(53.3)	(22.5)	14.5	(23.8)	(16.5)

Total revenues	$938.3	$977.4	$1,031.5	$997.0	$1,027.0

Pre-tax Operating Earnings
Individual investments	$37.2	$46.7	$46.8	$54.8	$60.0
Retirement plans	30.7	37.3	45.1	35.7	45.9
Individual protection	63.2	53.5	46.7	51.8	60.7
Corporate and other	11.4	12.1	13.9	16.0	15.2

Pre-tax operating earnings	$142.5	$149.6	$152.5	$158.3	$181.8
Federal income tax expense	35.9	38.4	36.4	38.4	48.1

Net operating earnings	$106.6	$111.2	$116.1	$119.9	$133.7
Net realized gains (losses) on investments, hedging instruments and hedged items, net of taxes (1)	(34.6)	(14.7)	9.5	(15.6)	(10.7)
Cumulative effect of adoption of accounting principles, net of taxes	—	—	—	(0.6)	(3.4)

Net income	$72.0	$96.5	$125.6	$103.7	$119.6

Per Diluted Share
Net operating earnings	$0.70	$0.73	$0.76	$0.79	$0.87
Net realized gains (losses) on investments, hedging instruments and hedged items, net of taxes (1)	(0.23)	(0.10)	0.06	(0.10)	(0.07)
Cumulative effect of adoption of accounting principles, net of taxes	—	—	—	—	(0.02)

Net income	$0.47	$0.63	$0.82	$0.69	$0.78

Sales by Channel
Non-affiliated
Independent broker/dealers	$1,164.5	$1,042.5	$1,050.0	$1,101.3	$1,564.6
Wirehouse and regional firms	570.5	473.3	464.7	486.5	546.7
Financial institutions	1,148.0	1,017.1	865.6	727.5	712.1
Pension plan administrators	183.7	150.1	125.6	115.4	143.8
Life specialists	162.7	74.7	80.4	69.7	136.7
CPA channel	16.2	13.6	33.8	9.7	42.0
Affiliated
Nationwide Retirement Solutions	666.5	810.8	895.4	837.2	883.7
Nationwide agents	164.4	177.2	160.4	184.3	188.6
Nationwide Provident	236.9	249.0	232.3	258.9	138.4
The 401(k) Company	191.1	177.0	156.0	156.8	260.5
TBG Financial	97.7	20.1	28.7	14.4	81.2

Total	$4,602.2	$4,205.4	$4,092.9	$3,961.7	$4,698.3

(1)	Excluding periodic net coupon settlements on non-qualifying derivatives.

Nationwide Financial Services, Inc.

Statistical Supplement

Quarterly Financial Highlights

($ in millions except for per share data)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Balance Sheet Data
Total assets	$97,866.3	$104,678.1	$105,377.2	$111,027.3	$113,330.6
Customer funds managed and administered	$108,946.3	$119,286.5	$123,371.8	$132,061.6	$135,922.6
Shareholders’ equity
Including accumulated other comprehensive income (AOCI) (1)	$4,537.7	$4,838.3	$4,908.9	$4,875.4	$5,131.2
Excluding AOCI	$4,093.8	$4,172.6	$4,281.8	$4,370.5	$4,467.4
Operating return on average equity	10.5%	10.8%	11.0%	11.1%	12.1%
Statutory capital and surplus	$2,158.0	$2,410.0	$2,558.5	$2,730.0	$2,755.8
Stock Data
Closing Price	$24.37	$32.50	$31.34	$33.06	$36.05
Weighted average shares outstanding
Basic	151.8	151.8	151.8	151.8	152.0
Diluted	151.9	152.2	152.4	152.6	152.9
Book value per share
Including AOCI	$29.89	$31.87	$32.34	$32.10	$33.76
Excluding AOCI	$26.97	$27.49	$28.21	$28.77	$29.39

(1)	Includes changes in fair value of certain investments and derivatives under SFAS 115 and SFAS 133.

NFS Financial Reporting Structure

NATIONWIDE FINANCIAL SERVICES, INC.

Individual Investment	Retirement Plans	Individual Protection	Corporate & Other

— Variable Annuities	— Public Sector – 457	— Fixed Life	— Medium Term Notes

– Universal

— Fixed Annuities	— Private Sector – 401(k)	– Whole	— Structured Products

– Term

— In Retirement		— Investment Life	— Corporate Other

– Income Products		– Variable Universal

— Advisory Services		– COLI

Nationwide Financial Services, Inc.

Statistical Supplement

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Nationwide Financial Services, Inc.

Statistical Supplement

Quarterly Consolidated Income Statements

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Operating Revenues
Asset fees	$125.2	$132.6	$143.5	$151.6	$157.3
Cost of insurance charges	92.8	92.9	93.1	92.6	93.6
Administrative fees	32.0	27.6	29.2	19.0	30.1
Surrender fees	24.5	25.4	22.9	21.9	25.1

Total policy charges	274.5	278.5	288.7	285.1	306.1
Traditional life and immediate annuity premiums	111.0	107.2	105.3	102.7	96.7
Net investment income	547.0	555.8	565.3	558.4	568.5
Operating realized gains (losses)	4.3	4.3	3.9	3.2	3.0
Other income	54.8	54.1	53.8	71.4	69.2

Total operating revenues	991.6	999.9	1,017.0	1,020.8	1,043.5
Benefits
Interest credited	346.7	350.3	349.4	345.0	335.2
Life insurance and annuity benefits	154.0	135.6	135.5	138.4	130.1
Policyholder dividends	26.4	26.8	27.8	24.7	22.2

Total benefits	527.1	512.7	512.7	508.1	487.5
Expenses
Commissions	178.6	156.2	144.5	152.0	163.1
General operating expenses	217.8	205.3	203.9	208.4	219.0
Deferral of policy acquisition costs	(191.5)	(160.7)	(142.6)	(148.2)	(156.9)

Subtotal	204.9	200.8	205.8	212.2	225.2
Amortization of policy acquisition costs	83.8	100.3	105.7	109.7	111.1
Amortization of value of business acquired	10.6	12.3	15.6	7.9	12.5
Interest expense on debt	22.7	24.2	24.7	24.6	25.4

Total expenses	322.0	337.6	351.8	354.4	374.2

Pre-tax operating earnings	$142.5	$149.6	$152.5	$158.3	$181.8
Federal income tax expense	35.9	38.4	36.4	38.4	48.1

Net operating earnings	$106.6	$111.2	$116.1	$119.9	$133.7
Net realized gains (losses) on investments, hedging instruments and hedged items, net of taxes (1)
Realized gains on sales, net of hedging	16.8	6.7	20.0	26.5	4.8
Realized losses on sales, net of hedging	(4.2)	(6.9)	(4.3)	(5.4)	(5.0)
Other-than-temporary impairments, including mortgage loan valuation allowance adjustment	(49.3)	(22.3)	(10.5)	(28.6)	(10.5)
Credit default swaps	0.9	4.2	2.7	0.8	(1.8)
Derivatives, excluding hedging gains and losses on sales and credit default swaps	1.2	3.6	1.6	(5.8)	1.9
Amounts credited to policyholder dividend obligation	—	—	—	(3.5)	(0.7)
Adjustment to VOBA amortization	—	—	—	0.4	0.6

Subtotal	(34.6)	(14.7)	9.5	(15.6)	(10.7)
Cumulative effect of adoption of accounting principles, net of taxes	—	—	—	(0.6)	(3.4)

Net income	$72.0	$96.5	$125.6	$103.7	$119.6

(1)	Excluding periodic net coupon settlements on non-qualifying derivatives.

Nationwide Financial Services, Inc.

Statistical Supplement

Combining Income Statement

For the three months ended March 31, 2004

($ in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
Operating Revenues
Asset fees	$110.4	$38.5	$8.4	$—	$157.3
Cost of insurance charges	—	—	93.6	—	93.6
Administrative fees	4.1	1.9	24.1	—	30.1
Surrender fees	14.8	3.0	7.3	—	25.1

Total policy charges	129.3	43.4	133.4	—	306.1
Traditional life and immediate annuity premiums	18.0	—	78.7	—	96.7
Net investment income	232.3	161.8	117.0	57.4	568.5
Operating realized gains (losses)	—	—	—	3.0	3.0
Other income	—	42.0	9.2	18.0	69.2

Total operating revenues	379.6	247.2	338.3	78.4	1,043.5
Benefits
Interest credited	160.3	110.1	47.1	17.7	335.2
Life insurance and annuity benefits	24.3	—	105.8	—	130.1
Policyholder dividends	—	—	22.2	—	22.2

Total benefits	184.6	110.1	175.1	17.7	487.5
Expenses
Commissions	87.6	27.0	37.2	11.3	163.1
General operating expenses	63.2	63.9	83.1	8.8	219.0
Deferral of policy acquisition costs	(92.6)	(10.5)	(53.8)	—	(156.9)

Subtotal	58.2	80.4	66.5	20.1	225.2
Amortization of policy acquisition costs	74.6	9.7	26.8	—	111.1
Amortization of value of business acquired	2.2	1.1	9.2	—	12.5
Interest expense on debt	—	—	—	25.4	25.4

Total expenses	135.0	91.2	102.5	45.5	374.2

Pre-tax operating earnings	$60.0	$45.9	$60.7	$15.2	$181.8

Federal income tax expense					48.1

Net operating earnings					$133.7
Net realized gains (losses) on investments, hedging instruments and hedged items, net of taxes (1)
Realized gains on sales, net of hedging					4.8
Realized losses on sales, net of hedging					(5.0)
Other-than-temporary impairments, including mortgage loan valuation allowance adjustment					(10.5)
Credit default swaps					(1.8)
Derivatives, excluding hedging gains and losses on sales and credit default swaps					1.9
Amounts credited to policyholder dividend obligation					(0.7)
Adjustment to VOBA amortization					0.6

Subtotal					(10.7)
Cumulative effect of adoption of accounting principles, net of taxes					(3.4)

Net income					$119.6

(1)	Excluding periodic net coupon settlements on non-qualifying derivatives.

Nationwide Financial Services, Inc.

Statistical Supplement

Combining Income Statement

For the three months ended March 31, 2003

($ in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
Operating Revenues
Asset fees	$83.8	$35.0	$6.4	$—	$125.2
Cost of insurance charges	—	—	92.8	—	92.8
Administrative fees	4.7	2.7	24.6	—	32.0
Surrender fees	15.1	1.7	7.7	—	24.5

Total policy charges	103.6	39.4	131.5	—	274.5
Traditional life and immediate annuity premiums	28.1	—	82.9	—	111.0
Net investment income	214.6	166.7	114.5	51.2	547.0
Operating realized gains (losses)	—	—	—	4.3	4.3
Other income	—	27.6	14.2	13.0	54.8

Total operating revenues	346.3	233.7	343.1	68.5	991.6
Benefits
Interest credited	160.7	116.7	48.0	21.3	346.7
Life insurance and annuity benefits	48.9	—	105.1	—	154.0
Policyholder dividends	—	—	26.4	—	26.4

Total benefits	209.6	116.7	179.5	21.3	527.1
Expenses
Commissions	105.4	21.7	43.4	8.1	178.6
General operating expenses	59.1	64.1	89.7	4.9	217.8
Deferral of policy acquisition costs	(114.0)	(11.7)	(65.8)	—	(191.5)

Subtotal	50.5	74.1	67.3	13.0	204.9
Amortization of policy acquisition costs	46.6	11.7	25.5	—	83.8
Amortization of value of business acquired	2.4	0.5	7.6	0.1	10.6
Interest expense on debt	—	—	—	22.7	22.7

Total expenses	99.5	86.3	100.4	35.8	322.0

Pre-tax operating earnings (loss)	$37.2	$30.7	$63.2	$11.4	$142.5

Federal income tax expense					35.9

Net operating earnings					$106.6
Net realized gains (losses) on investments, hedging instruments and hedged items, net of taxes (1)
Realized gains on sales, net of hedging					16.8
Realized losses on sales, net of hedging					(4.2)
Other-than-temporary impairments, including mortgage loan valuation allowance adjustment					(49.3)
Credit default swaps					0.9
Derivatives, excluding hedging gains and losses on sales and credit default swaps					1.2

Subtotal					(34.6)

Net income					$72.0

(1)	Excluding periodic net coupon settlements on non-qualifying derivatives.

Nationwide Financial Services, Inc.

Statistical Supplement

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Nationwide Financial Services, Inc.

Statistical Supplement

Quarterly Consolidated Balance Sheets

($ in millions, except per share data)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Assets
Investments
Securities available-for-sale:
Fixed maturity securities	$29,754.6	$31,643.1	$30,905.4	$30,787.1	$31,465.0
Equity securities	118.5	125.5	147.1	128.7	115.4
Trading assets	—	—	4.4	4.9	4.9
Mortgage loans	8,505.3	8,688.5	8,802.1	8,964.7	9,318.3
Real estate	137.3	133.1	131.3	123.4	116.6
Policy loans	996.8	984.6	956.8	963.2	961.8
Other long-term investments	200.0	200.3	189.3	194.6	458.3
Short-term investments	2,726.3	1,541.9	1,750.0	1,970.3	1,696.1

Total investments	42,438.8	43,317.0	42,886.4	43,136.9	44,136.4
Cash	37.0	28.9	31.4	11.5	32.6
Accrued investment income	438.8	435.6	447.8	439.6	447.2
Deferred policy acquisition costs	3,111.4	3,064.2	3,161.1	3,329.9	3,255.4
Value of business acquired	541.4	484.5	486.0	523.0	500.3
Other intangible assets	58.7	53.5	52.9	52.3	52.1
Goodwill	399.8	407.1	405.7	406.7	406.4
Other assets	1,945.7	2,247.4	1,945.4	2,189.8	2,187.1
Assets held in separate accounts	48,894.7	54,639.9	55,960.5	60,937.6	62,313.1

Total assets	$97,866.3	$104,678.1	$105,377.2	$111,027.3	$113,330.6

Liabilities and shareholders’ equity
Future policy benefits and claims	$38,084.6	$39,240.6	$39,338.6	$39,988.4	$40,091.8
Short-term debt	3.6	304.4	305.0	205.3	301.7
Long-term debt	1,395.9	1,396.2	1,396.3	1,405.6	1,405.7
Other liabilities	4,949.8	4,258.7	3,467.9	3,615.0	4,087.1
Liabilities related to separate accounts	48,894.7	54,639.9	55,960.5	60,937.6	62,313.1

	93,328.6	99,839.8	100,468.3	106,151.9	108,199.4
Shareholders’ equity	4,537.7	4,838.3	4,908.9	4,875.4	5,131.2

Total liabilities and shareholders’ equity	$97,866.3	$104,678.1	$105,377.2	$111,027.3	$113,330.6

Capital Structure

	Q1’03		Q2’03		Q3’03		Q4’03		Q1’04
Total capital, excluding AOCI	$5,489.7		$5,568.8		$5,678.1		$5,776.1		$5,873.1
Leverage, including AOCI
Long-term debt—to—total capital	23.5%		22.4%		22.1%		22.4%		21.5%
Leverage, excluding AOCI
Long-term debt—to—total capital	25.4%		25.1%		24.6%		24.3%		23.9%
Ratio of pre-tax operating earnings before interest to interest expense	7.3	X	7.2	X	7.2	X	7.4	X	8.2	X

Nationwide Financial Services, Inc.

Statistical Supplement

Individual Investments

Quarterly Earnings Trends

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Operating Revenues
Asset fees	$83.8	$90.7	$97.9	$104.2	$110.4
Administrative fees	4.7	4.4	3.9	(0.8)	4.1
Surrender fees	15.1	14.4	14.3	12.7	14.8

Total policy charges	103.6	109.5	116.1	116.1	129.3
Net Investment Income
General account assets	221.9	227.8	231.8	233.3	237.9
Charge for invested capital	(7.3)	(6.5)	(6.2)	(6.1)	(5.6)

Total net investment income	214.6	221.3	225.6	227.2	232.3
Premiums on income products	28.1	23.5	24.7	17.1	18.0

Total operating revenues	346.3	354.3	366.4	360.4	379.6
Benefits
Interest credited	160.7	168.3	167.6	164.7	160.3
Immediate annuity benefits	26.0	18.9	23.6	15.1	14.3
Policy benefits	22.9	10.8	12.4	12.6	10.0

Total benefits	209.6	198.0	203.6	192.4	184.6
Expenses
Commissions	105.4	96.3	82.3	82.2	87.6
General operating expenses	59.1	59.1	59.9	54.2	63.2
Deferral of policy acquisition costs	(114.0)	(105.5)	(91.7)	(88.5)	(92.6)

Subtotal	50.5	49.9	50.5	47.9	58.2
Amortization of policy acquisition costs	46.6	58.1	63.5	65.0	74.6
Amortization of value of business acquired	2.4	1.6	2.0	0.3	2.2

Total expenses	99.5	109.6	116.0	113.2	135.0

Pre-tax operating earnings	$37.2	$46.7	$46.8	$54.8	$60.0

Key Ratios/Statistics
Average Account Values:
General account	$14,446.4	$15,357.3	$15,857.7	$16,065.9	$16,095.9
Separate account	26,569.1	27,689.3	29,751.8	31,718.0	33,684.2
Advisory services program	0.2	1.0	6.1	18.6	38.8

Total average individual investments account values	$41,015.7	$43,047.6	$45,615.6	$47,802.5	$49,818.9

Earned rate	6.14%	5.93%	5.85%	5.81%	5.91%
Credited rate	4.45%	4.38%	4.23%	4.10%	3.98%

Interest spread on average general account values	1.69%	1.55%	1.62%	1.71%	1.93%
Prepayment penalties and bond call premium income	0.05%	0.05%	0.07%	0.04%	0.17%

Net interest spread on average general account values	1.64%	1.50%	1.55%	1.67%	1.76%

Asset fees to average separate account values	1.26%	1.31%	1.32%	1.31%	1.31%
General operating expenses to average account values	0.58%	0.55%	0.53%	0.45%	0.51%
Pre-tax operating earnings to average account values	0.36%	0.43%	0.41%	0.46%	0.48%
Pre-tax operating earnings to operating revenues	10.7%	13.2%	12.8%	15.2%	15.8%
Average allocated capital	$1,808.8	$1,827.9	$1,821.9	$1,794.8	$1,758.3
Return on average allocated capital	6.8%	8.1%	8.5%	9.8%	10.5%

Individual Investments

Account Value Activity

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Individual Variable Annuities
Balance, beginning of period	$31,881.9	$31,593.6	$35,087.3	$35,956.6	$38,835.9
Deposits	1,443.0	1,369.6	1,061.0	1,150.2	1,317.2
Withdrawals and surrenders	(1,070.9)	(1,036.1)	(1,139.9)	(1,100.9)	(1,280.8)

Net flows	372.1	333.5	(78.9)	49.3	36.4
Investment performance/interest credited	(518.3)	3,267.6	1,063.7	2,944.7	955.4
Policy charges	(101.8)	(107.7)	(114.0)	(113.7)	(126.4)
Benefits and other	(40.3)	0.3	(1.5)	(1.0)	(1.0)

Balance, end of period	$31,593.6	$35,087.3	$35,956.6	$38,835.9	$39,700.3

Individual Fixed Annuities
Balance, beginning of period	$7,338.1	$7,743.6	$8,059.3	$8,476.0	$8,630.7
Deposits	462.0	363.4	482.1	245.9	166.4
Withdrawals and surrenders	(140.3)	(133.2)	(155.1)	(176.5)	(195.0)

Net flows	321.7	230.2	327.0	69.4	(28.6)
Policyholder interest credited	89.7	90.4	93.5	91.2	107.6
Policy charges	(1.8)	(1.8)	(2.1)	(2.4)	(2.7)
Benefits and other	(4.1)	(3.1)	(1.7)	(3.5)	(2.5)
Acquired business	—	—	—	—	—

Balance, end of period	$7,743.6	$8,059.3	$8,476.0	$8,630.7	$8,704.5
In retirement	$1,797.3	$1,812.0	$1,827.8	$1,840.7	$1,848.1
Advisory services program	$0.4	$1.6	$10.5	$26.6	$50.9

Total individual investment account values	$41,134.9	$44,960.2	$46,270.9	$49,333.9	$50,303.8

Nationwide Financial Services, Inc.

Statistical Supplement

Individual Investments

Account Values by Product

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Individual Variable Annuities
BEST of AMERICA products	$25,387.2	$28,033.8	$28,735.7	$31,058.5	$31,823.3
Private label annuities	5,595.1	6,409.6	6,587.3	7,123.4	7,239.5
Nationwide Provident and other	611.3	643.9	633.6	654.0	637.5

Total individual variable annuities	$31,593.6	$35,087.3	$35,956.6	$38,835.9	$39,700.3
Individual Fixed Annuities	$7,743.6	$8,059.3	$8,476.0	$8,630.7	$8,704.5
In Retirement	$1,797.3	$1,812.0	$1,827.8	$1,840.7	$1,848.1
Advisory Services Program	$0.4	$1.6	$10.5	$26.6	$50.9

Total individual investment account values	$41,134.9	$44,960.2	$46,270.9	$49,333.9	$50,303.8

Individual Investments

Sales by Product

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Individual Variable Annuities
BEST of AMERICA products	$1,214.5	$1,108.8	$843.5	$900.0	$1,070.4
Private label annuities	177.5	188.5	130.7	162.6	152.3
Nationwide Provident and other	1.9	2.9	1.9	2.6	2.0

Total individual variable annuities	$1,393.9	$1,300.2	$976.1	$1,065.2	$1,224.7
Individual Fixed Annuities	$575.9	$428.2	$517.2	$303.2	$211.9
In Retirement	$40.6	$38.6	$39.5	$34.5	$34.9
Advisory Services Program	$0.5	$1.2	$7.5	$16.5	$22.9

Total individual investment sales	$2,010.9	$1,768.2	$1,540.3	$1,419.4	$1,494.4

Individual Investments

Sales by Channel

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Individual Variable Annuities
Non-affiliated
Independent broker/dealers	$482.3	$393.4	$393.2	$409.0	$469.8
Wirehouse and regional firms	298.5	280.3	240.8	266.8	294.8
Financial institutions	546.8	534.0	272.6	303.6	363.1
Life specialists	—	—	—	3.4	—
CPA channel	1.4	1.3	1.3	1.8	7.3
Affiliated
Nationwide agents	38.5	51.5	40.2	55.1	64.6
Nationwide Provident	26.4	39.7	28.0	25.5	25.1

Total individual variable annuities	$1,393.9	$1,300.2	$976.1	$1,065.2	$1,224.7
Individual Fixed Annuities
Non-affiliated
Independent broker/dealers	$26.4	$12.5	$5.4	$3.8	$1.5
Wirehouse and regional firms	28.1	15.0	8.9	6.0	3.6
Financial institutions	487.9	376.1	483.0	281.7	197.4
Pension plan administrators	—	—	—	—	—
CPA channel	—	0.1	0.4	0.1	0.2
Affiliated
Nationwide agents	19.0	18.3	15.4	8.0	7.8
Nationwide Provident	14.5	6.2	4.1	3.6	1.4

Total individual fixed annuities	$575.9	$428.2	$517.2	$303.2	$211.9
In Retirement
Non-affiliated
Independent broker/dealers	$22.1	$19.4	$19.1	$14.4	$15.1
Wirehouse and regional firms	12.8	10.1	12.1	9.9	9.4
Financial institutions	3.5	3.5	3.6	4.9	4.8
CPA channel	—	—	0.6	—	—
Affiliated
Nationwide agents	2.2	2.7	1.2	1.4	2.6
Nationwide Provident	—	2.9	2.9	3.9	3.0

Total in retirement	$40.6	$38.6	$39.5	$34.5	$34.9
Advisory Services Program
Non-affiliated
Independent broker/dealers	$0.5	$0.7	$6.7	$11.8	$17.6
Financial institutions	—	—	—	3.0	2.4
CPA channel	—	0.3	0.3	0.9	2.0
Affiliated
Nationwide agents	—	—	—	—	—
Nationwide Provident	—	0.2	0.5	0.8	0.9

Total advisory services program	$0.5	$1.2	$7.5	$16.5	$22.9

Total individual investment sales	$2,010.9	$1,768.2	$1,540.3	$1,419.4	$1,494.4

Nationwide Financial Services, Inc.

Statistical Supplement

Retirement Plans

Quarterly Earnings Trends

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Operating Revenues
Asset fees	$35.0	$34.7	$37.9	$39.3	$38.5
Administrative fees	2.7	2.4	2.5	1.2	1.9
Surrender fees	1.7	1.3	1.2	1.5	3.0

Total policy charges	39.4	38.4	41.6	42.0	43.4
Net investment income	166.7	167.4	165.8	163.0	161.8
Other income	27.6	30.5	33.7	37.2	42.0

Total operating revenues	233.7	236.3	241.1	242.2	247.2
Benefits
Interest credited	116.7	114.3	113.7	114.2	110.1
Expenses
Commissions	21.7	22.6	23.9	24.5	27.0
General operating expenses	64.1	62.0	57.4	65.5	63.9
Deferral of policy acquisition costs	(11.7)	(10.6)	(10.4)	(11.1)	(10.5)

Subtotal	74.1	74.0	70.9	78.9	80.4
Amortization of policy acquisition costs	11.7	10.2	10.2	13.6	9.7
Amortization of value of business acquired	0.5	0.5	1.2	(0.2)	1.1

Total expenses	86.3	84.7	82.3	92.3	91.2

Pre-tax operating earnings	$30.7	$37.3	$45.1	$35.7	$45.9

Key Ratios/Statistics
Average Account Values:
General account	$9,673.4	$9,770.6	$9,828.0	$9,895.0	$9,959.5
Separate account	17,468.0	18,090.6	19,107.9	19,889.6	20,596.4
Administration only	21,199.3	26,110.7	29,192.4	32,062.2	34,896.5

Total average retirement plan account values	$48,340.7	$53,971.9	$58,128.3	$61,846.8	$65,452.4

Earned rate	6.89%	6.85%	6.75%	6.59%	6.50%
Credited rate	4.83%	4.68%	4.63%	4.62%	4.42%

Interest spread on average general account values	2.06%	2.17%	2.12%	1.97%	2.08%
Prepayment penalties and bond call premium income	0.09%	0.23%	0.22%	0.29%	0.20%

Net interest spread on average general account values	1.97%	1.94%	1.90%	1.68%	1.88%

Asset fees to average separate account values	0.80%	0.77%	0.79%	0.79%	0.75%
General operating expenses to average account values	0.53%	0.46%	0.39%	0.42%	0.39%
Pre-tax operating earnings to average account values	0.25%	0.28%	0.31%	0.23%	0.28%
Pre-tax operating earnings to operating revenue	13.1%	15.8%	18.7%	14.7%	18.6%
Average allocated capital	$687.6	$682.9	$686.3	$694.2	$709.7
Return on average allocated capital	14.0%	16.5%	20.0%	16.2%	19.3%

Retirement Plans

Account Value Activity

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Private Sector Pension Plans
Balance, beginning of period	$21,987.2	$22,562.4	$25,759.3	$27,286.9	$29,678.9
New deposits/sales	1,552.5	1,295.7	1,303.2	1,355.1	1,990.0
Participant withdrawals and surrenders	(1,082.6)	(1,198.9)	(966.4)	(1,154.7)	(1,427.0)

Net flows	469.9	96.8	336.8	200.4	563.0
Investment performance/interest credited	(406.3)	2,341.3	728.3	2,173.7	873.8
Policy and other charges	(64.2)	(37.9)	(49.8)	(44.7)	(47.6)
Case acquisitions/(terminations), net	575.8	796.7	512.3	62.6	286.2

Balance, end of period	$22,562.4	$25,759.3	$27,286.9	$29,678.9	$31,354.3

Public Sector Pension Plans
Balance, beginning of period	$23,537.6	$28,594.1	$31,027.9	$32,182.3	$34,545.4
New deposits/sales	657.5	803.1	887.0	831.3	876.0
Participant withdrawals and surrenders	(487.0)	(470.3)	(456.1)	(464.9)	(576.9)

Net flows	170.5	332.8	430.9	366.4	299.1
Investment performance/interest credited	(199.5)	2,183.4	704.0	2,093.1	602.1
Policy and other charges	(13.1)	(13.5)	(15.5)	(15.5)	(16.3)
Case acquisitions/(terminations), net	5,098.6	(68.9)	35.0	(80.9)	(104.3)

Balance, end of period	$28,594.1	$31,027.9	$32,182.3	$34,545.4	$35,326.0

Total retirement plan account values	$51,156.5	$56,787.2	$59,469.2	$64,224.3	$66,680.3

Nationwide Financial Services, Inc.

Statistical Supplement

Retirement Plans

Account Values by Product

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Private Sector Pension Plans
BEST of AMERICA annuity products	$8,861.1	$9,568.5	$9,483.9	$9,818.1	$9,411.3
BEST of AMERICA trust products	3,295.7	4,182.8	4,992.9	6,212.3	7,500.5

Subtotal BEST of AMERICA	12,156.8	13,751.3	14,476.8	16,030.4	16,911.8
The 401(k) Company	4,353.3	5,634.8	6,336.4	6,889.7	7,421.0
Nationwide Provident products	1,434.6	1,498.8	1,532.2	1,584.1	1,655.9
Nationwide employee and agent benefit plans	4,023.5	4,269.1	4,335.9	4,530.2	4,753.1
Other	594.2	605.3	605.6	644.5	612.5

Total private sector pension plans	$22,562.4	$25,759.3	$27,286.9	$29,678.9	$31,354.3
Public Sector Pension Plans
IRC Section 457 annuities	$12,012.6	$12,854.7	$13,117.7	$13,916.9	$14,185.1
Administration only agreements	16,581.5	18,173.2	19,064.6	20,628.5	21,140.9

Total public sector pension plans	$28,594.1	$31,027.9	$32,182.3	$34,545.4	$35,326.0

Total retirement plan account values	$51,156.5	$56,787.2	$59,469.2	$64,224.3	$66,680.3

Retirement Plans

Sales by Product

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Private Sector Pension Plans
BEST of AMERICA annuity products	$622.4	$512.9	$477.1	$422.5	$504.9
BEST of AMERICA trust products	474.2	469.3	547.6	619.1	911.8

Subtotal BEST of AMERICA	1,096.6	982.2	1,024.7	1,041.6	1,416.7
The 401(k) Company	191.1	177.0	156.1	156.8	260.5
Nationwide Provident products	81.8	88.9	85.8	109.9	123.6
Other	9.5	7.6	6.9	7.0	9.2

Total private sector pension plan	$1,379.0	$1,255.7	$1,273.5	$1,315.3	$1,810.0
Public Sector Pension Plans
IRC Section 457 annuities	$342.4	$336.7	$392.2	$371.1	$406.7
Administration only agreements	315.1	466.2	494.8	458.9	469.2

Total public sector pension plans	$657.5	$802.9	$887.0	$830.0	$875.9

Total retirement plan sales	$2,036.5	$2,058.6	$2,160.5	$2,145.3	$2,685.9

Retirement Plans

Sales by Channel

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Private Sector Pension Plans
Non-affiliated
Independent broker/dealers	$567.2	$556.7	$565.1	$598.3	$991.1
Wirehouse and regional firms	214.9	153.9	188.5	184.9	220.4
Financial institutions	101.5	94.5	96.0	119.4	133.4
Pension plan administrators	183.7	150.1	125.6	115.4	143.8
CPA channel	14.8	11.9	31.1	6.1	31.8
Affiliated
Nationwide Retirement Solutions	9.0	7.9	8.4	7.2	7.8
Nationwide agents	13.4	13.3	15.6	15.8	19.9
Nationwide Provident	83.4	90.4	87.2	111.4	1.3
The 401(k) Company	191.1	177.0	156.0	156.8	260.5

Total private sector pension plans	$1,379.0	$1,255.7	$1,273.5	$1,315.3	$1,810.0
Public Sector Pension Plans
Nationwide Retirement Solutions	$657.5	$802.9	$887.0	$830.0	$875.9

Total retirement plan sales	$2,036.5	$2,058.6	$2,160.5	$2,145.3	$2,685.9

Nationwide Financial Services, Inc.

Statistical Supplement

Individual Protection

Quarterly Earnings Trends

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Operating Revenues
Asset fees	$6.4	$7.2	$7.7	$8.1	$8.4
Administrative fees	24.6	20.8	22.8	18.6	24.1
Surrender fees	7.7	9.7	7.4	7.7	7.3
Cost of insurance	92.8	92.9	93.1	92.6	93.6

Total policy charges	131.5	130.6	131.0	127.0	133.4
Net Investment Income
General account assets	120.7	118.8	125.5	121.1	121.9
Charge for invested capital	(6.2)	(5.4)	(6.2)	(5.7)	(4.9)

Total net investment income	114.5	113.4	119.3	115.4	117.0
Traditional life premiums	82.9	83.7	80.6	85.6	78.7
Other income	14.2	9.3	5.4	7.5	9.2

Total operating revenues	343.1	337.0	336.3	335.5	338.3
Benefits
Interest credited	48.0	46.6	50.6	48.1	47.1
Life benefits	105.1	105.9	99.5	110.7	105.8
Policyholder dividends	26.4	26.8	27.8	24.7	22.2

Total benefits	179.5	179.3	177.9	183.5	175.1
Expenses
Commissions	43.4	28.7	30.6	33.0	37.2
General operating expenses	89.7	77.8	77.2	76.9	83.1
Deferral of policy acquisition costs	(65.8)	(44.6)	(40.5)	(48.6)	(53.8)

Subtotal	67.3	61.9	67.3	61.3	66.5
Amortization of policy acquisition costs	25.5	32.0	32.0	31.1	26.8
Amortization of value of business acquired	7.6	10.2	12.4	7.8	9.2
Interest expense on debt	—	0.1	—	—	—

Total expenses	100.4	104.2	111.7	100.2	102.5

Pre-tax operating earnings	$63.2	$53.5	$46.7	$51.8	$60.7

Key Ratios/Statistics
General operating expenses to operating revenues	26.1%	23.1%	23.0%	22.9%	24.6%
Pre-tax operating earnings to operating revenues	18.4%	15.9%	13.9%	15.4%	17.9%
Average allocated capital	$1,718.7	$1,752.1	$1,726.6	$1,711.9	$1,723.1
Return on average allocated capital	9.8%	8.2%	7.4%	8.2%	9.6%

Individual Protection

Policy Reserves

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Individual investment life	$3,483.4	$3,901.1	$4,040.7	$4,443.8	$4,577.9
Corporate investment life	3,851.2	4,126.3	4,186.2	4,401.5	4,623.6

Subtotal investment life	7,334.6	8,027.4	8,226.9	8,845.3	9,201.5
Traditional life	4,078.5	4,122.6	4,136.5	4,155.0	4,234.1
Universal life	844.2	853.2	867.6	896.8	922.3

Subtotal fixed life	4,922.7	4,975.8	5,004.1	5,051.8	5,156.4

Total individual protection policy reserves	$12,257.3	$13,003.2	$13,231.0	$13,897.1	$14,357.9

Individual Protection

Insurance In Force

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Individual investment life	$55,263.1	$55,409.3	$55,544.5	$56,478.4	$56,744.9
Corporate investment life	8,958.7	9,219.9	9,071.6	9,263.3	9,431.6

Subtotal investment life	64,221.8	64,629.2	64,616.1	65,741.7	66,176.5
Traditional life	34,312.2	34,245.2	33,999.2	33,671.2	33,039.1
Universal life	8,051.0	8,185.3	8,238.8	8,407.4	8,553.2

Subtotal fixed life	42,363.2	42,430.5	42,238.0	42,078.6	41,592.3

Total individual protection insurance in force	$106,585.0	$107,059.7	$106,854.1	$107,820.3	$107,768.8

Nationwide Financial Services, Inc.

Statistical Supplement

Individual Protection

Sales by Product

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
BEST of AMERICA Variable Life Series
First year sales	$37.8	$30.4	$29.7	$33.2	$31.2
Renewal sales	76.1	74.3	74.5	79.4	76.8

Total BEST of AMERICA variable life series	113.9	104.7	104.2	112.6	108.0
Nationwide Provident Variable Life Products
First year sales	9.7	8.6	8.4	8.4	8.7
Renewal sales	60.5	54.6	57.6	56.4	57.7

Total Nationwide Provident variable life products	70.2	63.2	66.0	64.8	66.4
Corporate Owned Life Insurance (COLI)
First year sales	82.6	28.0	30.9	31.7	52.4
Renewal sales	177.8	66.8	78.2	49.0	165.5

Total COLI	260.4	94.8	109.1	80.7	217.9
Traditional/Universal life
First year sales	11.8	14.5	17.1	34.2	29.6
Renewal sales	98.5	101.4	95.7	104.7	96.1

Total traditional/universal life	110.3	115.9	112.8	138.9	125.7

Total individual protection sales	$554.8	$378.6	$392.1	$397.0	$518.0

Individual Protection

Sales by Channel

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Non-affiliated
Independent broker/dealers	$66.0	$59.8	$60.5	$64.0	$69.5
Wirehouse and regional firms	16.2	14.0	14.4	18.9	18.5
Financial institutions	8.3	9.0	10.4	14.9	11.0
Life specialists	162.7	74.7	80.4	66.3	136.7
CPA channel	—	—	0.1	0.8	0.7
Affiliated
Nationwide agents	91.3	91.4	88.0	104.0	93.7
Nationwide Provident	112.6	109.6	109.6	113.7	106.7
TBG Financial	97.7	20.1	28.7	14.4	81.2

Total individual protection sales	$554.8	$378.6	$392.1	$397.0	$518.0

Nationwide Financial Services, Inc.

Statistical Supplement

Investment Life

Quarterly Earnings Trends

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Operating Revenues
Asset fees	$6.4	$7.2	$7.7	$8.1	$8.4
Administrative fees	22.2	18.3	20.1	15.0	20.7
Surrender fees	7.5	9.5	7.2	7.5	7.1
Cost of insurance	83.0	83.3	82.6	82.4	83.0

Total policy charges	119.1	118.3	117.6	113.0	119.2
Net Investment Income
General account assets	37.3	38.5	38.4	38.5	37.8
Charge for invested capital	(6.2)	(5.4)	(6.2)	(5.7)	(4.9)

Total net investment income	31.1	33.1	32.2	32.8	32.9
Other income	14.2	9.3	5.4	7.5	9.2

Total operating revenues	164.4	160.7	155.2	153.3	161.3
Benefits
Interest credited	29.9	28.3	32.7	29.8	29.0
Life benefits	31.2	31.5	26.4	29.1	33.0

Total benefits	61.1	59.8	59.1	58.9	62.0
Expenses
Commissions	37.4	23.1	23.5	23.1	26.9
General operating expenses	59.9	49.6	49.5	48.6	52.4
Deferral of policy acquisition costs	(56.2)	(36.6)	(32.7)	(36.2)	(41.1)

Subtotal	41.1	36.1	40.3	35.5	38.2
Amortization of policy acquisition costs	17.3	25.0	25.9	23.5	20.4
Amortization of value of business acquired	4.3	8.1	8.0	7.0	5.9
Interest expense on debt	—	0.1	—	—	—

Total expenses	62.7	69.3	74.2	66.0	64.5

Pre-tax operating earnings	$40.6	$31.6	$21.9	$28.4	$34.8

Key Ratios/Statistics
Cost of insurance per $1,000 of average net amount at risk	$5.84	$5.87	$5.85	$5.82	$5.83
Life benefits per $1,000 of average net amount at risk	$2.20	$2.22	$1.87	$2.05	$2.32
General operating expenses to operating revenues	36.4%	30.9%	31.9%	31.7%	32.5%
Pre-tax operating earnings to operating revenues	24.7%	19.7%	14.1%	18.5%	21.6%
Average allocated capital	$1,117.8	$1,134.5	$1,153.9	$1,172.4	$1,178.2
Return on average allocated capital	9.9%	7.7%	5.4%	6.8%	8.3%

Investment Life

Policy Reserve Activity

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Balance, beginning of period	$7,167.6	$7,334.6	$8,027.4	$8,226.9	$8,845.3
Deposits	425.3	244.6	331.0	241.5	380.1
Withdrawals and surrenders	(61.7)	(69.8)	(232.2)	(100.7)	(123.7)

Net flows	363.6	174.8	98.8	140.8	256.4
Investment performance/interest credited	(71.8)	629.2	214.8	584.8	216.1
Policy charges	(119.1)	(118.3)	(117.6)	(113.0)	(119.2)
Benefits and other	(5.7)	7.1	3.5	5.8	2.9

Balance, end of period	$7,334.6	$8,027.4	$8,226.9	$8,845.3	$9,201.5

Nationwide Financial Services, Inc.

Statistical Supplement

Fixed Life

Quarterly Earnings Trends

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Operating Revenues
Administrative fees	$2.4	$2.5	$2.7	$3.6	$3.4
Surrender fees	0.2	0.2	0.2	0.2	0.2
Cost of insurance	9.8	9.6	10.5	10.2	10.6

Total policy charges	12.4	12.3	13.4	14.0	14.2
Net investment income	83.4	80.3	87.1	82.6	84.1
Traditional life premiums	82.9	83.7	80.6	85.6	78.7

Total operating revenues	178.7	176.3	181.1	182.2	177.0
Benefits
Interest credited	18.1	18.3	17.9	18.3	18.1
Life benefits	73.9	74.4	73.1	81.6	72.8
Policyholder dividends	26.4	26.8	27.8	24.7	22.2

Total benefits	118.4	119.5	118.8	124.6	113.1
Expenses
Commissions	6.0	5.6	7.1	9.9	10.3
General operating expenses	29.8	28.2	27.7	28.3	30.7
Deferral of policy acquisition costs	(9.6)	(8.0)	(7.8)	(12.4)	(12.7)

Subtotal	26.2	25.8	27.0	25.8	28.3
Amortization of policy acquisition costs	8.2	7.0	6.1	7.6	6.4
Amortization of value of business acquired	3.3	2.1	4.4	0.8	3.3

Total expenses	37.7	34.9	37.5	34.2	38.0

Pre-tax operating earnings	$22.6	$21.9	$24.8	$23.4	$25.9

Key Ratios/Statistics
Life benefits per $1,000 of average life insurance in force	$6.94	$7.02	$6.91	$7.74	$6.96
General operating expenses to operating revenues	16.7%	16.0%	15.3%	15.5%	17.3%
Pre-tax operating earnings to operating revenues	12.6%	12.4%	13.7%	12.8%	14.6%
Average allocated capital	$600.8	$617.6	$572.8	$539.6	$544.9
Return on average allocated capital	9.8%	9.2%	11.2%	11.3%	12.3%

Fixed Life

Policy Reserve Activity

($in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Traditional/Universal Life
Balance, beginning of period	$4,991.3	$4,922.7	$4,975.8	$5,004.1	$5,051.8
Deposits	101.8	105.3	102.2	131.7	112.8
Withdrawals and surrenders	(46.3)	(51.0)	(47.4)	(44.2)	(53.2)

Net flows	55.5	54.3	54.8	87.5	59.6
Interest credited	18.1	18.3	17.9	18.3	18.1
Policy charges	(12.4)	(12.3)	(13.4)	(14.0)	(14.2)
Benefits and other	(129.8)	(7.2)	(31.0)	(44.1)	41.1

Balance, end of period	$4,922.7	$4,975.8	$5,004.1	$5,051.8	$5,156.4

Nationwide Financial Services, Inc.

Statistical Supplement

Corporate and Other

Quarterly Earnings Trends

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Operating Revenues
Net Investment Income
General account assets	$52.8	$55.3	$56.6	$54.5	$59.3
Periodic net coupon settlements on non-qualifying derivatives	(1.6)	(1.6)	(2.0)	(1.7)	(1.9)

Total net investment income	51.2	53.7	54.6	52.8	57.4
Operating realized gains (losses)	4.3	4.3	3.9	3.2	3.0
Other income	13.0	14.3	14.7	26.7	18.0

Total operating revenues	68.5	72.3	73.2	82.7	78.4
Benefits
Interest Credited
Products	18.6	18.4	15.6	16.5	16.6
Periodic net coupon settlements on non-qualifying derivatives	2.7	2.7	1.9	1.5	1.1

Total benefits	21.3	21.1	17.5	18.0	17.7
Expenses
Commissions	8.1	8.6	7.7	12.3	11.3
General operating expenses	4.9	6.4	9.4	11.8	8.8
Amortization of value of business acquired	0.1	—	—	—	—
Interest expense on debt	22.7	24.1	24.7	24.6	25.4

Total expenses	35.8	39.1	41.8	48.7	45.5

Pre-tax operating earnings	$11.4	$12.1	$13.9	$16.0	$15.2

Medium Term Notes

Account Value Activity

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Balance, beginning of period	$4,273.6	$4,397.6	$4,535.9	$4,400.7	$4,606.3
Deposits	125.0	150.0	200.0	250.0	250.0
Maturities	—	(12.1)	(332.7)	(44.9)	(275.2)

Net flows	125.0	137.9	(132.7)	205.1	(25.2)
Interest credited and amortization	18.8	18.6	15.6	16.6	16.7
Other benefits - interest payments	(19.8)	(18.2)	(18.1)	(16.1)	(17.2)

Balance, end of period	$4,397.6	$4,535.9	$4,400.7	$4,606.3	$4,580.6

Nationwide Financial Services, Inc.

Statistical Supplement

Customer Funds Managed and Administered

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Individual variable annuities	$31,593.6	$35,087.3	$35,956.6	$38,835.9	$39,700.3
Individual fixed annuities	7,743.6	8,059.3	8,476.0	8,630.7	8,704.5
In retirement	1,797.3	1,812.0	1,827.8	1,840.7	1,848.1
Advisory services program	0.4	1.6	10.5	26.6	50.9

Subtotal individual investments	41,134.9	44,960.2	46,270.9	49,333.9	50,303.8

Private sector pension plans	22,562.4	25,759.3	27,286.9	29,678.9	31,354.3
Public sector pension plans	28,594.1	31,027.9	32,182.3	34,545.4	35,326.0

Subtotal retirement plans	51,156.5	56,787.2	59,469.2	64,224.3	66,680.3

Individual protection investment life	7,334.6	8,027.4	8,226.9	8,845.3	9,201.5
Individual protection fixed life	4,922.7	4,975.8	5,004.1	5,051.8	5,156.4

Subtotal individual protection	12,257.3	13,003.2	13,231.0	13,897.1	14,357.9

Medium term notes	4,397.6	4,535.9	4,400.7	4,606.3	4,580.6

Customer funds managed and administered	$108,946.3	$119,286.5	$123,371.8	$132,061.6	$135,922.6

Separate Account Assets by Segment and Fund Type

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Individual Investments
Equity	$18,968.2	$22,222.4	$23,437.3	$26,834.1	$27,850.7
Bond	4,701.5	4,930.8	4,672.3	4,647.0	4,609.4
Money market	2,430.2	2,125.5	2,115.3	1,729.9	1,697.3

Subtotal individual investments	26,099.9	29,278.7	30,224.9	33,211.0	34,157.4

Retirement Plans
Equity	$13,036.7	$14,873.4	$15,223.8	$16,730.1	$16,744.4
Bond	2,219.3	2,276.5	2,207.6	2,123.4	2,230.2
Money market	1,099.8	1,007.1	934.3	850.3	775.3
Other	822.2	846.2	846.9	862.8	876.3

Subtotal retirement plans	17,178.0	19,003.2	19,212.6	20,566.6	20,626.2

Individual Protection
Equity	$3,406.2	$4,073.9	$4,309.0	$4,940.8	$5,242.3
Bond	888.9	954.8	898.4	949.7	986.8
Money market	817.5	756.5	774.8	678.1	661.2

Subtotal individual protection	5,112.6	5,785.2	5,982.2	6,568.6	6,890.3

Corporate and Other
Equity	$429.2	$497.9	$473.9	$525.3	$570.0
Bond	62.9	64.6	57.9	57.6	60.9
Money market	12.1	10.3	9.0	8.5	8.3

Subtotal corporate and other	504.2	572.8	540.8	591.4	639.2

Total
Equity	$35,840.3	$41,667.6	$43,444.0	$49,030.3	$50,407.4
Bond	7,872.6	8,226.7	7,836.2	7,777.7	7,887.3
Money market	4,359.6	3,899.4	3,833.4	3,266.8	3,142.1
Other	822.2	846.2	846.9	862.8	876.3

Total separate account assets by fund type	$48,894.7	$54,639.9	$55,960.5	$60,937.6	$62,313.1

Nationwide Financial Services, Inc.

Statistical Supplement

Securities Available-For-Sale

($ in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
March 31, 2004
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$1,243.0	$126.2	$0.3	$1,368.9
Obligations of states and political subdivisions	227.6	7.2	2.0	232.8
Debt securities issued by foreign governments	68.6	3.7	0.1	72.2
Corporate securities
Public	12,335.7	719.6	14.7	13,040.6
Private	7,003.5	606.2	8.8	7,600.9
Mortgage-backed securities-U.S. Government backed	4,541.7	101.9	4.4	4,639.2
Asset-backed securities	4,384.9	168.8	43.3	4,510.4

Total fixed maturities	29,805.0	1,733.6	73.6	31,465.0
Equity securities	103.6	14.4	2.6	115.4

Total	$29,908.6	$1,748.0	$76.2	$31,580.4

December 31, 2003
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$1,154.9	$61.7	$2.8	$1,213.8
Obligations of states and political subdivisions	177.2	1.0	5.5	172.7
Debt securities issued by foreign governments	68.8	2.2	0.9	70.1
Corporate securities
Public	12,421.1	634.0	34.6	13,020.5
Private	7,083.4	483.2	33.0	7,533.6
Mortgage-backed securities–U.S. Government backed	4,379.0	77.7	24.6	4,432.1
Asset-backed securities	4,278.5	130.6	64.8	4,344.3

Total fixed maturities	29,562.9	1,390.4	166.2	30,787.1
Equity securities	117.0	14.0	2.3	128.7

Total	$29,679.9	$1,404.4	$168.5	$30,915.8

Aging of Gross Unrealized Losses on Securities Available-For-Sale

	Unrealized Losses Less Than or Equal to One Year		Unrealized Losses More Than One Year		Total
($ in millions)	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
March 31, 2004
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$37.3	$0.3	$—	$—	$37.3	$0.3
Obligations of states and political subdivisions	69.2	1.9	3.6	0.1	72.8	2.0
Debt securities issued by foreign governments	8.8	0.1	—	—	8.8	0.1
Corporate securities
Public	609.1	12.2	58.3	2.5	667.4	14.7
Private	275.6	5.4	52.1	3.4	327.7	8.8
Mortgage-backed securities—U.S. Government backed	499.1	4.1	17.9	0.3	517.0	4.4
Asset-backed securities	328.9	22.2	246.2	21.1	575.1	43.3

Total fixed maturities	1,828.0	46.2	378.1	27.4	2,206.1	73.6
Equity securities	24.3	2.4	2.4	0.2	26.7	2.6

Total	$1,852.3	$48.6	$380.5	$27.6	$2,232.8	$76.2

Percentage of gross unrealized losses		64%		36%
December 31, 2003
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$191.7	$2.8	$—	$—	$191.7	$2.8
Obligations of states and political subdivisions	126.0	5.4	3.6	0.1	129.6	5.5
Debt securities issued by foreign governments	21.0	0.9	—	—	21.0	0.9
Corporate securities
Public	1,577.5	29.9	71.7	4.7	1,649.2	34.6
Private	972.2	27.5	67.1	5.5	1,039.3	33.0
Mortgage-backed securities—U.S. Government backed	1,138.9	24.4	9.4	0.2	1,148.3	24.6
Asset-backed securities	844.6	38.8	270.1	26.0	1,114.7	64.8

Total fixed maturities	4,871.9	129.7	421.9	36.5	5,293.8	166.2
Equity securities	29.6	2.2	2.0	0.1	31.6	2.3

Total	$4,901.5	$131.9	$423.9	$36.6	$5,325.4	$168.5

		78%		22%

Nationwide Financial Services, Inc.

Statistical Supplement

Credit Quality of Fixed Maturity Securities Available-For-Sale

			December 31, 2003		March 31, 2004
($ in millions)			Amortized Cost	Fair Value	Amortized Cost	Fair Value
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A		$17,507.7	$18,041.5	$18,434.5	$19,248.7
2	Baa		10,084.9	10,703.4	9,499.1	10,238.1
3	Ba		1,272.1	1,329.8	1,195.2	1,278.4
4	B		407.2	406.6	427.7	429.6
5	Caa and lower		145.7	159.5	135.6	149.4
6	In or near default		145.3	146.3	112.9	120.8

		Total fixed maturities	$29,562.9	$30,787.1	$29,805.0	$31,465.0

Mortgage Loans by Region and Property Type

($ in millions)
As of March 31, 2004	Office	Warehouse	Retail	Apartment & Other	Total
New England	$349.0	$11.0	$136.4	$11.7	$508.1
Middle Atlantic	309.7	301.9	363.6	121.8	1,097.0
East North Central	322.2	284.1	597.1	383.9	1,587.3
West North Central	120.1	67.7	88.4	98.1	374.3
South Atlantic	301.5	369.9	761.2	755.1	2,187.7
East South Central	56.2	98.8	125.2	159.2	439.4
West South Central	282.5	161.4	105.2	246.4	795.5
Mountain	194.1	116.0	174.9	294.8	779.8
Pacific	362.1	449.5	481.1	186.8	1,479.5

Subtotal - Principal	$2,297.4	$1,860.3	$2,833.1	$2,257.8	$9,248.6

Valuation allowance					(34.7)
Unamortized premium					61.7
Change in fair value of hedged mortgage loans and commitments					42.7

Total mortgage loans on real estate, net					$9,318.3

As of December 31, 2003	Office	Warehouse	Retail	Apartment & Other	Total
New England	$321.8	$14.7	$123.5	$11.7	$471.7
Middle Atlantic	315.2	300.2	343.6	133.6	1,092.6
East North Central	321.6	257.8	567.3	395.5	1,542.2
West North Central	121.6	68.2	82.7	98.3	370.8
South Atlantic	296.8	364.4	701.5	669.1	2,031.8
East South Central	57.0	82.5	126.2	160.9	426.6
West South Central	275.9	176.1	127.8	229.6	809.4
Mountain	195.9	112.3	137.9	260.0	706.1
Pacific	364.6	431.6	488.5	169.2	1,453.9

Subtotal - Principal	$2,270.4	$1,807.8	$2,699.0	$2,127.9	$8,905.1

Valuation allowance					(32.4)
Unamortized premium					60.5
Change in fair value of hedged mortgage loans and commitments					31.5

Total mortgage loans on real estate, net					$8,964.7

Nationwide Financial Services, Inc.

Statistical Supplement

Deferred Policy Acquisition Costs

	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
($ in millions)
Three Months Ended March 31, 2004
Balance, beginning of period	$2,052.1	$303.4	$1,222.9	$(248.5)	$3,329.9
Capitalization	92.6	10.5	53.8	—	156.9
Amortization	(74.6)	(9.7)	(26.8)	—	(111.1)
Adjustments to unrealized gains and losses on securities available-for-sale	—	—	—	(120.3)	(120.3)

Balance, end of period	$2,070.1	$304.2	$1,249.9	$(368.8)	$3,255.4

Year Ended December 31, 2003
Balance, beginning of period	$1,885.6	$305.3	$1,144.0	$(308.0)	$3,026.9
Capitalization	399.7	43.8	199.5	—	643.0
Amortization	(233.2)	(45.7)	(120.6)	—	(399.5)
Adjustments to unrealized gains and losses on securities available-for-sale	—	—	—	59.5	59.5

Balance, end of period	$2,052.1	$303.4	$1,222.9	$(248.5)	$3,329.9

Year Ended December 31, 2002
Balance, beginning of period	$1,976.6	$309.8	$1,022.2	$(94.9)	$3,213.7
Capitalization	440.7	49.2	205.1	—	695.0
Amortization	(531.7)	(53.7)	(92.7)	—	(678.1)
Adjustments to unrealized gains and losses on securities available-for-sale and other	—	—	9.4	(213.1)	(203.7)

Balance, end of period	$1,885.6	$305.3	$1,144.0	$(308.0)	$3,026.9

Year Ended December 31, 2001
Balance, beginning of period	$1,723.8	$295.8	$874.8	$(21.7)	$2,872.7
Capitalization	473.0	61.6	227.7	—	762.3
Amortization	(220.2)	(47.6)	(80.3)	—	(348.1)
Adjustments to unrealized gains and losses on securities available-for-sale	—	—	—	(73.2)	(73.2)

Balance, end of period	$1,976.6	$309.8	$1,022.2	$(94.9)	$3,213.7

Year Ended December 31, 2000
Balance, beginning of period	$1,531.9	$277.3	$699.9	$46.7	$2,555.8
Capitalization	478.1	67.7	239.1	—	784.9
Amortization	(238.2)	(49.2)	(64.2)	—	(351.6)
Adjustments to unrealized gains and losses on securities available-for-sale	—	—	—	(68.4)	(68.4)
Ceding commission on reinsured business	(48.0)	—	—	—	(48.0)

Balance, end of period	$1,723.8	$295.8	$874.8	$(21.7)	$2,872.7

Year Ended December 31, 1999
Balance, beginning of period	$1,321.6	$250.3	$571.2	$(120.8)	$2,022.3
Capitalization	381.3	68.6	188.8	—	638.7
Amortization	(171.0)	(41.6)	(60.1)	—	(272.7)
Adjustments to unrealized gains and losses on securities available-for-sale	—	—	—	167.5	167.5

Balance, end of period	$1,531.9	$277.3	$699.9	$46.7	$2,555.8

Nationwide Financial Services, Inc.

Statistical Supplement

Individual Variable Annuity Deferred Acquisition Costs

($ in millions)	March 31, 2004			December 31, 2003
Year	Account Values	DAC Balance	Annualized Lapse Rate	Account Values	DAC Balance	Annualized Lapse Rate
1	$1,060.0	$90.1		$4,500.3	$310.6
2	4,560.4	277.4		4,638.5	284.0
3	4,738.6	266.0		5,014.8	283.3
4	5,055.0	267.4		4,864.6	275.1
5	4,901.0	248.6		3,886.5	170.6
6	3,887.7	160.8		3,833.3	140.9
7	3,801.1	134.7		3,114.6	116.5
8	3,049.0	119.6		2,685.2	72.8
9	2,544.2	76.2		1,877.4	52.3
10	1,811.1	59.3		1,415.8	35.7
11-15	3,629.2	125.6		2,493.5	61.0
16-20	330.7	7.1		186.4	3.5
21-27	332.3	2.8		325.0	1.2

Total:	$39,700.3	$1,835.6	13.0%	$38,835.9	$1,807.5	12.5%

	December 31, 2002			December 31, 2001
Year	Account Values	DAC Balance	Lapse Rate	Account Values	DAC Balance	Lapse Rate
1	$3,922.1	$310.3		$5,322.0	$322.4
2	4,442.5	312.6		5,585.8	371.5
3	4,327.7	303.1		4,473.6	260.9
4	3,564.3	190.1		4,473.6	235.5
5	3,579.4	158.0		3,836.3	215.1
6	2,996.5	132.1		3,678.8	136.2
7	2,817.0	83.2		2,845.0	100.7
8	1,956.2	59.9		2,030.2	69.8
9	1,410.6	40.9		1,330.4	47.5
10	937.1	27.5		977.7	33.7
11-15	1,590.1	43.9		1,292.4	44.5
16-20	143.9	3.0		184.8	5.5
21-25	194.5	1.7		315.1	0.5

Total:	$31,881.9	$1,666.3	14.4%	$36,345.7	$1,843.8	12.6%

	December 31, 2000			December 31, 1999
Year	Account Values	DAC Balance	Lapse Rate	Account Values	DAC Balance	Lapse Rate
1	$6,588.6	$423.9		$5,951.9	$350.9
2	5,462.7	304.9		6,195.8	262.0
3	5,440.4	231.0		5,744.0	271.2
4	4,876.2	223.3		5,934.7	183.3
5	4,848.5	148.1		4,773.9	139.1
6	3,794.6	110.8		3,867.2	94.7
7	3,051.0	77.0		2,758.4	60.4
8	1,929.1	52.8		1,916.6	39.6
9	1,359.0	33.6		1,027.1	28.5
10	757.3	19.5		656.0	13.3
11-15	1,027.2	26.3		750.2	20.0
16-20	435.0	5.4		687.4	4.6
21-25	183.5	0.1		38.3	—

Total:	$39,753.1	$1,656.6	14.5%	$40,301.5	$1,467.8	10.7%

Nationwide Financial Services, Inc.

Statistical Supplement

Value of Business Acquired

($ in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate	Total
Three Months Ended March 31, 2004
Balance, beginning of period	$33.0	$19.6	$463.6	$6.8	$523.0
Amortization	(2.2)	(1.1)	(9.2)	—	(12.5)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	(7.6)	(2.1)	—	(0.5)	(10.2)

Balance, end of period	$23.2	$16.4	$454.4	$6.3	$500.3

Year Ended December 31, 2003
Balance, beginning of period	$41.9	$23.1	$497.7	$6.6	$569.3
Amortization	(6.3)	(2.0)	(38.0)	(0.1)	(46.4)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	(2.6)	(1.5)	3.9	0.3	0.1

Balance, end of period	$33.0	$19.6	$463.6	$6.8	$523.0

Year Ended December 31, 2002
Balance, beginning of period	$—	$—	$—	$—	$—
Business acquired	49.4	23.9	514.6	7.0	594.9
Amortization	(3.3)	0.3	(12.2)	—	(15.2)
Adjustments to realized and unrealized gains and losses on securities available-for-sale and other	(4.2)	(1.1)	(4.7)	(0.4)	(10.4)

Balance, end of period	$41.9	$23.1	$497.7	$6.6	$569.3

Nationwide Financial Services, Inc.

Statistical Supplement

Individual Variable Annuity Guaranteed Minimum Death Benefits

($ in millions)	March 31, 2004			December 31, 2003
GMDB Benefit Type	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
		Gross	Net		Gross	Net
Return of premium	$9,759.8	$211.5	$170.1	$9,713.8	$247.8	$199.8
Reset	17,998.3	1,139.5	496.3	17,834.0	1,313.4	579.6
Ratchet	8,917.4	901.7	132.2	8,433.7	1,008.3	147.8
Roll-up	721.0	188.5	21.2	725.7	195.8	22.3
Combo	2,303.8	41.7	39.3	2,128.7	42.0	39.6

Subtotal	$39,700.3	2,482.9	859.1	$38,835.9	2,807.3	989.1

Earnings enhancement	263.7	11.3	11.3	314.1	10.9	10.9

Total		$2,494.2	$870.4		$2,818.2	$1,000.0

GAAP GMDB reserves			$25.4			$21.8
Statutory GMDB reserves			$79.8			$83.9

	December 31, 2002			December 31, 2001
GMDB Benefit Type	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
		Gross	Net		Gross	Net
Return of premium	$8,743.2	$832.0	$736.7	$11,410.6	$471.9	$407.2
Reset	15,272.2	3,532.5	1,842.1	17,377.3	1,601.2	700.1
Ratchet	6,087.5	1,977.1	411.2	6,245.9	1,150.3	153.7
Roll-up	675.0	290.9	34.3	817.7	148.0	17.3
Combo	1,104.0	114.8	111.6	494.2	17.0	15.5

Subtotal	$31,881.9	6,747.3	3,135.9	$36,345.7	3,388.4	1,293.8

Earnings enhancement	213.1	1.7	1.7	88.6	2.1	2.1

Total		$6,749.0	$3,137.6		$3,390.5	$1,295.9

	December 31, 2000			December 31, 1999
GMDB Benefit Type	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
		Gross	Net		Gross	Net
Return of premium	$14,763.9	$103.5	$73.1	$17,371.9	$2.2	$2.0
Reset	17,818.0	330.6	54.3	17,970.8	4.0	1.9
Ratchet	5,528.7	277.8	45.4	3,398.9	1.2	—
Roll-up	1,642.5	32.1	6.8	1,559.9	0.4	0.1

Subtotal	—	—	—	$40,301.5	7.8	4.0

	$39,753.1	744.0	179.6

Earnings enhancement				—	—	—

Total	—	—	—		$7.8	$4.0

		$744.0	$179.6

	Net Amount at Risk, Net of Reinsurance by Benefit Type and Age at March 31, 2004						Wghtd. Avg. Attained Age
GMDB Benefit Type	0 to 50	51 to 60	61 to 70	71 to 80	Over 81	Total
Return of premium	$55.2	$59.2	$39.1	$12.6	$4.0	$170.1	56
Reset	68.7	140.7	159.4	104.5	23.0	496.3	61
Ratchet	17.6	34.4	41.7	27.0	11.5	132.2	64
Roll-up	1.5	4.2	5.8	6.5	3.2	21.2	68
Combo	3.2	8.4	11.9	11.1	4.7	39.3	67

Subtotal	146.2	246.9	257.9	161.7	46.4	859.1	61
Earnings enhancement	1.6	3.8	4.9	1.0	—	11.3	60

Total	$147.8	$250.7	$262.8	$162.7	$46.4	$870.4	61

Definition of GMDB Benefit Types

Return of premium: provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net premiums.” In general, there is no lock in age for this benefit, however for some contracts, the GMDB reverts to the account value at a specified age, typically age 75.

Reset: provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to lock in age) account value adjusted for withdrawals. For most contracts, this GMDB locks in at age 86 or 90 and for others the GMDB reverts to the account value at age 75, 85, 86 or 90.

Ratchet: provides the greater of a return of premium death benefit or the highest “anniversary” account value (prior to age 86) adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference being based on the definition of anniversary: monthaversary - evaluated monthly, annual - evaluated annually, and five-year - evaluated every fifth year. The majority of the business is an annual ratchet.

Rollup: provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated at generally 5% simple interest up to the earlier of age 86 or 200% of adjusted premiums. There are two variations of this benefit. For certain contracts, this GMDB locks in at age 86 and for others the GMDB reverts to the account value at age 75.

Combo: provides the greater of annual ratchet death benefit or the rollup death benefit. This benefit locks in at either age 81 or 86.

Earnings enhancement: provides an enhancement to the death benefit that is a specified percentage of the adjusted earnings accumulated on the contract at the date of death. There are two versions of this benefit, one where the benefit expires at age 86 and a credit of 4% of account value is deposited into the contract and the second where the benefit doesn’t have an end age, but has a cap on the payout and is paid upon the first death in a spousal situation. Both benefits have age limitations. This benefit is paid in addition to any other death benefits paid under the contract.

Nationwide Financial Services, Inc.

Statistical Supplement

Individual Variable Annuity Guaranteed Minimum Accumulation Benefits

($ in millions)	March 31, 2004			December 31, 2003
GMAB Benefit Type	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
		Gross	Net		Gross	Net
5 Year	$152.0	$0.1	$0.1	$79.9	$0.1	$0.1
7 Year	227.8	0.2	0.2	125.5	0.5	0.5
10 Year	105.6	0.2	0.2	43.4	0.1	0.1

Total	$485.4	$0.5	$0.5	$248.8	$0.7	$0.7

Individual Variable Annuity Guaranteed Minimum Income Benefits
	March 31, 2004			December 31, 2003
GMAB Benefit Type	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
		Gross	Net		Gross	Net
Ratchet	$423.4	$0.7	$—	$416.6	$1.0	$—
Roll-up	1,150.3	7.7	—	1,131.9	8.6	—
Combo	1.1	—	—	1.1	—	—

Total	$1,574.8	$8.4	$—	$1,549.6	$9.6	$—

	December 31, 2002			December 31, 2001
GMAB Benefit Type	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
		Gross	Net		Gross	Net
Ratchet	$307.8	$4.6	$—	$151.1	$0.8	$—
Roll-up	664.4	20.4	—	329.2	1.5	—
Combo	0.1	—	—	—	—	—

Total	$972.3	$25.0	$—	$480.3	$2.3	$—

	December 31, 2000			December 31, 1999
GMAB Benefit Type	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
		Gross	Net		Gross	Net
Ratchet	$51.5	$—	$—	$9.5	$—	$—
Roll-up	149.1	0.1	—	27.9	—	—
Combo	—	—	—	—	—	—

Total	$200.6	$0.1	$—	$37.4	$—	$—

Definition of Benefit Types

5 Year, 7 Year, 10 Year: the waiting period required to receive the guaranteed accumulation benefit.

Ratchet: provides an annuitization value equal to the greater of account value, net premiums paid or the highest one-year anniversary account value (prior to age 86) adjusted for withdrawals.

Rollup: provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated at 5% compound interest up to the earlier of age 86 or 200% of adjusted premiums.

Combo: provides an annuitization value equal to the greater of account value, ratchet GMIB benefit or rollup GMIB benefit.

Nationwide Financial Services, Inc.

Statistical Supplement

Individual Variable Annuity Guaranteed Minimum Death Benefit Reserve Activity

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Balance, beginning of period	$13.7	$20.7	$21.7	$21.5	$21.8
Expense provision	15.6	4.3	4.8	5.3	10.3
Net claims paid	(8.6)	(3.3)	(5.0)	(5.0)	(6.7)

Balance, end of period	$20.7	$21.7	$21.5	$21.8	$25.4

Individual Variable Annuity Guaranteed Minimum Accumulation Benefit Embedded Derivative Activity

($ in millions)	Q1’03	Q2’03	Q3’03	Q4’03	Q1’04
Balance, beginning of period	$—	$—	$0.1	$0.6	$4.3
Value of new business sold	—	0.1	0.5	4.1	6.6
Change in fair value	—	—	—	(0.4)	0.8

Balance, end of period	$—	$0.1	$0.6	$4.3	$11.7

Individual Fixed Annuity and Fixed Option of Variable Annuity Summary of Crediting Rate Detail as of March 31, 2004

	Ratchet		Reset
($ in millions)	Account Value	Wtd. Avg. Crediting Rate	Account Value	Wtd. Avg. Crediting Rate
Minimum interest rate of 3.50% or greater	$—	0.00%	$1,229.3	3.69%
Minimum interest rate of 3.0% to 3.49%	3,237.9	4.88%	7,418.6	3.39%
Minimum interest rate lower than 3.00%	671.3	2.92%	236.0	3.50%
MVA with no minimum interest rate guarantee	—	0.00%	—	0.00%

Total	$3,909.2	4.54%	$8,883.9	3.44%

	MVA & Other		Total
	Account Value	Wtd. Avg. Crediting Rate	Account Value	Wtd. Avg. Crediting Rate
Minimum interest rate of 3.50% or greater	$—	0.00%	$1,229.3	3.69%
Minimum interest rate of 3.0% to 3.49%	—	0.00%	10,656.5	3.85%
Minimum interest rate lower than 3.00%	—	0.00%	907.3	3.07%
MVA with no minimum interest rate guarantee	1,407.8	3.99%	1,407.8	3.99%

Total	$1,407.8	3.99%	$14,200.9	3.80%

Nationwide Financial Services, Inc.

Statistical Supplement

Historical Financial Highlights

($ in millions except for per share data)	1999	2000	2001	2002	2003
Operating Revenues
Individual investments	$970.5	$1,112.9	$1,101.7	$1,235.0	$1,427.4
Retirement plans	1,031.4	1,065.7	983.0	919.3	953.3
Individual protection	648.0	751.3	834.8	1,004.2	1,351.9
Corporate and other	55.8	145.9	163.1	220.9	296.7

Total operating revenues	$2,705.7	$3,075.8	$3,082.6	$3,379.4	$4,029.3
Net realized gains (losses) on investments, hedging instruments and hedged items, excluding securitizations (1)	(11.0)	(24.9)	(15.0)	(88.3)	(85.1)

Total revenues	$2,694.7	$3,050.9	$3,067.6	$3,291.1	$3,944.2

Pre-tax Operating Earnings (Loss)
Individual investments	$254.4	$276.3	$227.2	$(121.1)	$185.5
Retirement plans	199.6	212.5	179.1	139.6	148.8
Individual protection	122.7	161.1	189.7	186.7	215.2
Corporate and other	(13.1)	(2.6)	(12.8)	16.6	53.4

Pre-tax operating earnings	$563.6	$647.3	$583.2	$221.8	$602.9
Federal income tax expense	187.0	196.1	149.2	23.5	149.1

Net operating earnings	$376.6	$451.2	$434.0	$198.3	$453.8
Net realized gains (losses) on investments, hedging instruments and hedged items, excluding securitizations, net of taxes (1)	(7.0)	(16.1)	(9.7)	(57.5)	(55.4)
Discontinued operations, net of taxes	11.7	(0.2)	(4.4)	3.4	—
Cumulative effect of adoption of accounting principles, net of taxes	—	—	(7.1)	—	(0.6)

Net income	$381.3	$434.9	$412.8	$144.2	$397.8

Per Diluted Share
Net operating earnings	$2.93	$3.50	$3.36	$1.50	$2.98
Net realized gains (losses) on investments, hedging instruments and hedged items, excluding securitizations, net of taxes (1)	(0.06)	(0.12)	(0.08)	(0.44)	(0.37)
Discontinued operations, net of taxes	0.09	—	(0.03)	0.03	—
Cumulative effect of adoption of accounting principles, net of taxes	—	—	(0.05)	—	—

Net income	$2.96	$3.38	$3.20	$1.09	$2.61

Sales by Channel
Non-affiliated
Independent broker/dealers	$4,954.1	$6,012.2	$4,547.7	$4,339.6	$4,358.3
Wirehouse and regional firms	1,121.5	1,471.7	2,454.7	2,204.8	1,995.0
Financial institutions	2,456.8	3,093.5	3,577.1	4,180.6	3,758.2
Pension plan administrators	1,169.7	1,045.6	1,018.3	747.4	574.8
Life specialists	231.5	446.9	508.6	510.6	387.5
CPA channel	—	—	—	—	73.3
Affiliated
Nationwide Retirement Solutions	2,824.6	2,751.3	2,693.2	2,633.1	3,209.9
Nationwide agents	787.9	815.8	714.8	736.7	686.3
Nationwide Provident	—	—	—	326.1	977.1
The 401(k) Company	399.1	359.6	403.7	472.5	680.9
TBG Financial	188.5	264.5	233.8	146.9	160.9

Total	$14,133.7	$16,261.1	$16,151.9	$16,298.3	$16,862.2

(1)	Excluding periodic net coupon settlements on non-qualifying derivatives.

Nationwide Financial Services, Inc.

Statistical Supplement

Historical Financial Highlights

($ in millions except for per share data)	1999	2000	2001	2002	2003
Balance Sheet Data
Total assets	$93,054.0	$93,178.6	$91,960.9	$95,560.3	$111,027.3
Total customer funds managed and administered	$98,259.2	$98,074.4	$100,703.2	$102,853.8	$132,061.6
Shareholder’s equity
Including AOCI	$2,487.1	$2,997.5	$3,443.3	$4,443.3	$4,875.4
Excluding AOCI	$2,502.6	$2,883.0	$3,240.8	$4,043.0	$4,370.5
Operating return on average equity	16.1%	16.7%	13.8%	5.8%	10.8%
Statutory capital and surplus	$1,349.7	$1,273.1	$1,759.8	$2,015.7	$2,730.0
Stock Data
Closing Price	$27.94	$47.50	$41.46	$28.65	$33.06
Weighted average shares outstanding
Basic	128.5	128.7	128.9	132.4	151.8
Diluted	128.6	128.9	129.2	132.6	152.3
Book value per share
Including AOCI	$19.35	$23.29	$26.71	$29.25	$32.10
Excluding AOCI	$19.47	$22.40	$25.14	$26.62	$28.77

Nationwide Financial Services, Inc.

Statistical Supplement

Historical Consolidated Earnings Trends

($ in millions)	1999	2000	2001	2002	2003
Operating Revenues
Asset fees	$616.6	$715.4	$615.3	$550.6	$552.9
Cost of insurance charges	117.0	156.5	201.9	266.6	371.4
Administrative fees	102.4	134.2	129.0	125.7	107.8
Surrender fees	59.6	86.1	72.9	85.5	94.7

Total policy charges	895.6	1,092.2	1,019.1	1,028.4	1,126.8
Traditional life premiums	220.8	240.0	251.1	302.3	426.2
Net investment income	1,525.6	1,661.9	1,735.1	1,913.2	2,226.5
Realized gain on securitizations	—	—	1.9	—	—
Operating realized gains and (losses)	—	—	(1.2)	8.9	15.7
Other income	63.7	81.7	76.6	126.6	234.1

Total operating revenues	2,705.7	3,075.8	3,082.6	3,379.4	4,029.3
Benefits
Interest credited	1,096.4	1,183.9	1,245.9	1,279.1	1,391.4
Life insurance and annuity benefits	210.4	241.6	279.8	374.8	563.5
Policyholder dividends	42.4	44.5	41.7	63.5	105.7

Total benefits	1,349.2	1,470.0	1,567.4	1,717.4	2,060.6
Expenses
Commissions	614.8	772.9	706.2	652.0	631.3
General operating expenses	496.9	570.4	585.1	713.1	835.4
Deferral of policy acquisition costs	(638.7)	(784.9)	(762.3)	(695.0)	(643.0)

Subtotal	473.0	558.4	529.0	670.1	823.7
Amortization of policy acquisition costs	272.7	351.6	348.1	678.1	399.5
Amortization of value of business acquired	—	—	—	15.2	46.4
Interest expense on debt	47.2	48.5	54.9	76.8	96.2

Total expenses	792.9	958.5	932.0	1,440.2	1,365.8

Pre-tax operating earnings	$563.6	$647.3	$583.2	$221.8	$602.9
Federal income tax expense	187.0	196.1	149.2	23.5	149.1

Net operating earnings	$376.6	$451.2	$434.0	$198.3	$453.8
Net realized gains (losses) on investments, hedging instruments and hedged items, excluding securitizations, net of taxes (1)
Realized gains on sales, net of hedging	—	11.7	28.4	16.4	70.0
Realized losses on sales, net of hedging	—	(16.0)	(14.7)	(10.5)	(20.8)
Other-than-temporary impairments, including mortgage loan valuation allowance adjustment	—	(10.0)	(52.5)	(80.7)	(110.7)
Credit default swaps	—	—	(0.3)	(4.2)	8.6
Derivatives, excluding hedging gains and losses on sales and credit default swaps	—	(1.8)	0.5	6.4	0.6
Amounts allocated to policyholder dividend obligation	—	—	—	—	(3.5)
Amounts credited to policyholder dividend obligation	—	—	—	—	0.4
Adjustment to VOBA amortization	—	—	28.9	15.1	—

Subtotal (2)	(7.0)	(16.1)	(9.7)	(57.5)	(55.4)
Discontinued operations, net of taxes	11.7	(0.2)	(4.4)	3.4	—
Cumulative effect of adoption of accounting principles, net of taxes	—	—	(7.1)	—	(0.6)

Net income	$381.3	$434.9	$412.8	$144.2	$397.8

(1)	Excluding periodic net coupon settlements on non-qualifying derivatives.

(2)	Detail not available for 1999.

Nationwide Financial Services, Inc.

Statistical Supplement

Historical Consolidated Balance Sheet

($ in millions, except per share data)	1999	2000	2001	2002	2003
Assets
Investments
Securities available-for-sale:
Fixed maturity securities	$15,296.5	$15,497.2	$18,548.3	$27,754.2	$30,787.1
Equity securities	96.4	150.2	150.5	134.7	128.7
Trading assets	—	—	—	—	4.9
Mortgage loans	5,786.3	6,168.3	7,113.1	8,486.5	8,964.7
Real estate	254.8	310.7	172.0	145.6	123.4
Policy loans	519.6	562.6	592.7	986.4	963.2
Other long-term investments	73.8	111.8	125.0	205.0	194.6
Short-term investments	560.5	558.4	1,112.8	1,420.1	1,970.3

Total investments	22,587.9	23,359.2	27,814.4	39,132.5	43,136.9
Cash	22.5	62.7	65.0	21.7	11.5
Accrued investment income	238.7	252.5	309.7	402.4	439.6
Deferred policy acquisition costs	2,555.8	2,872.7	3,213.7	3,026.9	3,329.9
Value of business acquired	—	—	—	569.3	523.0
Other intangible assets	—	—	—	58.7	52.3
Goodwill	78.8	143.8	130.0	399.4	406.7
Other assets	415.0	518.9	781.4	1,601.1	2,189.8
Assets held in separate accounts	67,155.3	65,968.8	59,646.7	50,348.3	60,937.6

Total assets	$93,054.0	$93,178.6	$91,960.9	$95,560.3	$111,027.3

Liabilities and shareholders’ equity
Future policy benefits and claims	$21,868.3	$22,243.3	$25,491.6	$36,274.3	$39,988.4
Short-term debt	—	118.7	100.0	2.7	205.3
Long term debt	598.4	598.4	897.0	1,197.6	1,405.6
Other liabilities	944.9	1,251.9	2,382.3	3,294.1	3,615.0
Liabilities related to separate accounts	67,155.3	65,968.8	59,646.7	50,348.3	60,937.6

	90,566.9	90,181.1	88,517.6	91,117.0	106,151.9
Shareholders’ equity	2,487.1	2,997.5	3,443.3	4,443.3	4,875.4

Total liabilities and shareholders’ equity	$93,054.0	$93,178.6	$91,960.9	$95,560.3	$111,027.3

Capital Structure

	1999		2000		2001		2002		2003
Total capital, excluding AOCI	$3,101.0		$3,481.4		$4,137.8		$5,240.6		$5,776.1
Leverage including AOCI
Long-term debt—to—total capital	19.4%		16.6%		20.7%		21.2%		22.4%
Leverage excluding AOCI
Long-term debt—to—total capital	19.3%		17.2%		21.7%		22.9%		24.3%
Ratio of pre-tax operating earnings before interest to interest expense	12.9	X	14.3	X	11.6	X	3.9	X	7.3	X

Nationwide Financial Services, Inc.

Statistical Supplement

Individual Investments

Historical Earnings Trends

($ in millions)	1999	2000	2001	2002	2003
Operating Revenues
Asset fees	$415.1	$479.3	$421.9	$378.6	$376.6
Administrative fees	17.2	19.3	19.1	23.5	12.2
Surrender fees	52.4	75.4	55.9	61.2	56.5

Total policy charges	484.7	574.0	496.9	463.3	445.3
Net Investment Income
General account assets	508.7	549.8	587.1	738.7	914.8
Charge for invested capital	(49.7)	(63.6)	(43.2)	(36.4)	(26.1)

Total net investment income	459.0	486.2	543.9	702.3	888.7
Premiums on income products	26.8	52.7	60.9	69.4	93.4

Total operating revenues	970.5	1,112.9	1,101.7	1,235.0	1,427.4
Benefits
Interest credited	385.0	397.9	443.3	531.6	661.3
Immediate annuity benefits	21.7	48.6	52.9	56.1	83.6
Policy benefits	2.1	5.4	15.2	43.2	58.7

Total benefits	408.8	451.9	511.4	630.9	803.6
Expenses
Commissions	345.9	442.7	427.3	403.6	366.2
General operating expenses	171.7	181.9	188.6	227.3	232.3
Deferral of policy acquisition costs	(381.3)	(478.1)	(473.0)	(440.7)	(399.7)

Subtotal	136.3	146.5	142.9	190.2	198.8
Amortization of policy acquisition costs	171.0	238.2	220.2	531.7	233.2
Amortization of value of business acquired	—	—	—	3.3	6.3

Total expenses	307.3	384.7	363.1	725.2	438.3

Pre-tax operating earnings (loss)	$254.4	$276.3	$227.2	$(121.1)	$185.5

Key Ratios/Statistics
Average Account Values:
General account	$6,712.5	$6,942.9	$7,709.7	$10,793.7	$15,340.9
Separate account	31,939.7	38,016.1	33,560.7	30,091.0	29,170.6
Advisory services program	—	—	—	—	7.8

Total average individual investment account values	$38,652.2	$44,959.0	$41,270.3	$40,884.7	$44,519.3

Earned rate	7.58%	7.92%	7.62%	6.84%	5.96%
Credited rate	5.74%	5.73%	5.75%	4.93%	4.31%

Interest spread on average general account values	1.84%	2.19%	1.87%	1.91%	1.65%
Prepayment penalties and bond call premium income	Not available	0.03%	0.07%	0.06%	0.05%

Net interest spread on average general account values	Not available	2.16%	1.80%	1.85%	1.60%

Total asset fees to average separate account values	1.30%	1.26%	1.26%	1.26%	1.29%
General operating expenses to average account values	0.44%	0.40%	0.46%	0.56%	0.52%
Pre-tax operating earnings (loss) to average account values	0.66%	0.61%	0.55%	(0.30%)	0.42%
Pre-tax operating earnings (loss) to operating revenues	26.2%	24.8%	20.6%	(9.8%)	13.0%
Average allocated capital	$887.7	$983.6	$1,335.5	$1,658.8	$1,805.6
Return on average allocated capital	19.3%	20.1%	13.2%	(2.9%)	8.3%

Individual Investments

Account Value Activity

($ in millions)	1999	2000	2001	2002	2003
Individual Variable Annuities
Balance, beginning of period	$32,034.3	$40,301.5	$39,753.1	$36,345.7	$31,881.9
Deposits	6,624.3	8,314.1	6,232.8	5,038.1	5,023.8
Withdrawals and surrenders	(3,793.6)	(5,983.0)	(4,579.4)	(4,852.1)	(4,347.8)

Net flows	2,830.7	2,331.1	1,653.4	186.0	676.0
Investment performance/interest credited	5,918.1	(1,448.8)	(4,516.5)	(4,852.6)	6,757.7
Policy charges	(481.6)	(570.8)	(494.8)	(459.7)	(437.2)
Benefits and other	—	—	(49.5)	(0.6)	(42.5)
Acquired business	—	(859.9)	—	663.1	—

Balance, end of period	$40,301.5	$39,753.1	$36,345.7	$31,881.9	$38,835.9

Individual Fixed Annuities
Balance, beginning of period	$2,200.3	$2,268.3	$2,422.0	$4,250.2	$7,338.1
Deposits	332.5	534.8	1,927.0	2,392.3	1,553.4
Withdrawals and surrenders	(377.4)	(488.0)	(331.1)	(474.4)	(605.1)

Net flows	(44.9)	46.8	1,595.9	1,917.9	948.3
Policyholder interest credited	116.0	128.6	178.7	298.6	364.8
Policy charges	(3.1)	(3.2)	(2.1)	(3.6)	(8.1)
Benefits and other	—	(14.0)	55.7	(2.8)	(12.4)
Acquired business	—	(4.5)	—	877.8	—

Balance, end of period	$2,268.3	$2,422.0	$4,250.2	$7,338.1	$8,630.7
In retirement	$1,453.9	$1,519.8	$1,590.8	$1,676.5	$1,840.7
Advisory services program	$—	$—	$—	$—	$26.6

Total individual investment account values	$44,023.7	$43,694.9	$42,186.7	$40,896.5	$49,333.9

Nationwide Financial Services, Inc.

Statistical Supplement

Individual Investments

Account Values by Product

($ in millions)	1999	2000	2001	2002	2003
Individual Variable Annuities
BEST of AMERICA products	$34,398.4	$34,605.3	$30,779.3	$25,880.2	$31,058.5
Private label annuities	5,190.3	5,144.4	5,558.8	5,339.5	7,123.4
Nationwide Provident and other	712.8	3.4	7.6	662.2	654.0

Total individual variable annuities	$40,301.5	$39,753.1	$36,345.7	$31,881.9	$38,835.9
Individual Fixed Annuities	$2,268.3	$2,422.0	$4,250.2	$7,338.1	$8,630.7
In Retirement	$1,453.9	$1,519.8	$1,590.8	$1,676.5	$1,840.7
Advisory Services Program	$—	$—	$—	$—	$26.6

Total individual investment account values	$44,023.7	$43,694.9	$42,186.7	$40,896.5	$49,333.9

Individual Investments

Sales by Product

($ in millions)	1999	2000	2001	2002	2003
Individual Variable Annuities
BEST of AMERICA products	$4,665.3	$5,586.6	$4,190.3	$3,824.7	$4,066.8
Private label annuities	947.8	998.7	1,398.3	795.3	659.3
Nationwide Provident and other	382.5	90.9	2.8	2.5	9.3

Total individual variable annuities	$5,995.6	$6,676.2	$5,591.4	$4,622.5	$4,735.4
Individual Fixed Annuities	$332.5	$534.8	$1,906.4	$2,564.6	$1,824.5
In Retirement	$64.2	$127.7	$127.8	$143.2	$153.2
Advisory Services Program	$—	$—	$—	$—	$25.7

Total individual investment sales	$6,392.3	$7,338.7	$7,625.6	$7,330.3	$6,738.8

Individual Investments

Sales by Channel

($ in millions)	1999	2000	2001	2002	2003
Individual Variable Annuities
Non-affiliated
Independent broker/dealers	$2,911.0	$3,405.0	$2,235.2	$1,750.1	$1,677.9
Wirehouse and regional firms	464.9	649.3	1,581.1	1,264.1	1,086.4
Financial institutions	2,020.4	2,171.3	1,548.6	1,313.9	1,657.0
Life specialists	—	—	—	—	3.4
CPA channel	—	—	—	—	5.8
Affiliated
Nationwide Retirement Solutions	218.7	96.7	—	—	—
Nationwide agents	380.6	353.9	226.5	214.8	185.3
Nationwide Provident	—	—	—	79.6	119.6

Total individual variable annuities	$5,995.6	$6,676.2	$5,591.4	$4,622.5	$4,735.4
Individual Fixed Annuities
Non-affiliated
Independent broker/dealers	$9.3	$14.8	$17.8	$47.3	$48.1
Wirehouse and regional firms	0.1	0.8	64.0	133.0	58.0
Financial institutions	305.8	492.6	1,758.3	2,224.0	1,628.7
Pension plan administrators	—	—	—	3.4	—
CPA channel	—	—	—	—	0.6
Affiliated
Nationwide Retirement Solutions	—	0.7	—	13.2	—
Nationwide agents	17.3	25.9	66.3	126.0	60.7
Nationwide Provident	—	—	—	17.7	28.4

Total individual fixed annuities	$332.5	$534.8	$1,906.4	$2,564.6	$1,824.5
In Retirement
Non-affiliated
Independent broker/dealers	$13.1	$34.3	$42.3	$61.9	$75.0
Wirehouse and regional firms	—	1.2	7.5	14.2	44.9
Financial institutions	4.3	8.6	14.7	65.4	15.5
Pension plan administrators	23.6	27.4	4.9	—	—
CPA channel	—	—	—	—	0.6
Affiliated
Nationwide Retirement Solutions	16.8	45.9	44.3	—	—
Nationwide agents	6.4	10.3	14.1	1.7	7.5
Nationwide Provident	—	—	—	—	9.7

Total in retirement	$64.2	$127.7	$127.8	$143.2	$153.2
Advisory Services Program
Non-affiliated
Independent broker/dealers	$—	$—	$—	$—	$19.7
Wirehouse and regional firms	—	—	—	—	—
Financial institutions	—	—	—	—	3.0
Pension plan administrators	—	—	—	—	—
CPA channel	—	—	—	—	1.5
Affiliated
Nationwide Retirement Solutions	—	—	—	—	—
Nationwide agents	—	—	—	—	—
Nationwide Provident	—	—	—	—	1.5

Total advisory services program	$—	$—	$—	$—	$25.7

Total individual investment sales	$6,392.3	$7,338.7	$7,625.6	$7,330.3	$6,738.8

Nationwide Financial Services, Inc.

Statistical Supplement

Retirement Plans

Historical Earnings Trends

($ in millions)	1999	2000	2001	2002	2003
Operating Revenues
Asset fees	190.3	220.2	176.8	151.5	146.9
Administrative fees	21.2	28.2	21.7	15.9	8.8
Surrender fees	0.4	3.2	7.5	6.7	5.7

Total policy charges	211.9	251.6	206.0	174.1	161.4
Net investment income	761.2	743.6	708.5	655.3	662.9
Realized gain on securitizations	—	—	—	—	—
Other income	58.3	70.5	68.5	89.9	129.0

Total operating revenues	1,031.4	1,065.7	983.0	919.3	953.3
Benefits
Interest credited	572.2	556.9	518.3	467.8	458.9
Expenses
Commissions	129.8	133.8	89.8	85.8	92.7
General operating expenses	156.8	181.0	209.8	221.9	249.0
Deferral of policy acquisition costs	(68.6)	(67.7)	(61.6)	(49.2)	(43.8)

Subtotal	218.0	247.1	238.0	258.5	297.9
Amortization of policy acquisition costs	41.6	49.2	47.6	53.7	45.7
Amortization of value of business acquired	—	—	—	(0.3)	2.0

Total expenses	259.6	296.3	285.6	311.9	345.6

Pre-tax operating earnings	$199.6	$212.5	$179.1	$139.6	$148.8

Key Ratios/Statistics
Average Account Values:
General account	$9,692.5	$9,398.1	$9,088.3	$8,888.5	$9,786.0
Separate account	22,350.3	27,806.7	23,149.9	19,505.3	18,743.7
Administration only	8,923.7	10,084.1	14,256.0	16,975.6	26,902.7

Total average institutional product account values	$40,966.5	$47,288.9	$46,494.2	$45,369.4	$55,432.4

Earned rate	7.85%	7.91%	7.80%	7.37%	6.77%
Credited rate	5.90%	5.93%	5.70%	5.26%	4.69%

Interest spread on average general account values	1.95%	1.98%	2.10%	2.11%	2.08%
Prepayment penalties and bond call premium income	Not available	0.04%	0.16%	0.11%	0.21%

Net interest spread on average general account values	Not available	1.94%	1.94%	2.00%	1.87%

Total asset fees to average separate account values	0.85%	0.79%	0.76%	0.78%	0.78%
General operating expenses to average account values	0.38%	0.38%	0.45%	0.49%	0.45%
Pre-tax operating earnings to average account values	0.49%	0.45%	0.39%	0.31%	0.27%
Pre-tax operating earnings to operating revenues	19.4%	19.9%	18.2%	15.2%	15.6%
Average allocated capital	$572.5	$608.0	$627.6	$611.7	$689.2
Return on average allocated capital	23.4%	24.6%	21.5%	18.0%	16.6%

Retirement Plans

Account Value Activity

($ in millions)	1999	2000	2001	2002	2003
Private Sector Pension Plans
Balance, beginning of period	$16,270.2	$22,099.1	$21,161.4	$21,213.0	$21,987.2
New deposits/sales	4,435.0	5,016.1	4,510.8	5,087.8	5,506.5
Participant withdrawals and surrenders	(3,367.2)	(3,996.0)	(3,567.4)	(4,155.9)	(4,402.6)

Net flows	1,067.8	1,020.1	943.4	931.9	1,103.9
Investment performance/interest credited	3,488.7	(1,049.1)	(1,525.4)	(2,244.4)	4,837.0
Policy charges	(146.0)	(173.5)	(151.6)	(150.9)	(196.6)
Net, case acquisitions/(terminations)	1,418.4	(735.2)	785.2	706.4	1,947.4
Acquired business	—	—	—	1,531.2	—

Balance, end of period	$22,099.1	$21,161.4	$21,213.0	$21,987.2	$29,678.9

Public Sector Pension Plans
Balance, beginning of period	$22,311.8	$25,648.1	$24,364.9	$26,076.2	$23,537.6
New deposits/sales	2,544.6	2,571.5	2,622.6	2,581.8	3,178.9
Participant withdrawals and surrenders	(926.3)	(1,645.5)	(1,807.5)	(2,082.0)	(1,878.3)

Net flows	1,618.3	926.0	815.1	499.8	1,300.6
Investment performance/interest credited	3,183.8	(1,278.7)	(1,795.2)	(2,205.4)	4,781.0
Policy charges	(83.3)	(91.0)	(77.0)	(62.3)	(57.6)
Net, case acquisitions/(terminations)	(1,382.5)	(839.5)	2,768.4	(770.7)	4,983.8

Balance, end of period	$25,648.1	$24,364.9	$26,076.2	$23,537.6	$34,545.4

Total institutional product account values	$47,747.2	$45,526.3	$47,289.2	$45,524.8	$64,224.3

Nationwide Financial Services, Inc.

Statistical Supplement

Retirement Plans

Account Values by Product

($ in millions)	1999	2000	2001	2002	2003
Private Sector Pension Plans
BEST of AMERICA annuity products	$13,378.7	$12,624.8	$11,583.3	$9,229.3	$9,818.1
BEST of AMERICA trust products	171.7	633.9	1,364.2	2,878.3	6,212.3

Subtotal BEST of AMERICA	13,550.4	13,258.7	12,947.5	12,107.6	16,030.4
The 401(k) Company	2,681.2	2,526.1	3,443.3	3,817.2	6,889.7
Nationwide Provident products	—	—	—	1,494.5	1,584.1
Nationwide employee and agent benefit plans	4,977.7	4,512.8	4,225.7	3,954.2	4,530.2
Other	889.8	863.8	596.5	613.7	644.5

Total private sector pension plans	$22,099.1	$21,161.4	$21,213.0	$21,987.2	$29,678.9
Public Sector Pension Plans
IRC Section 457 annuities	$18,949.2	$17,294.5	$14,288.8	$12,065.1	$13,916.9
Administration only agreements	6,698.9	7,070.4	11,787.4	11,472.5	20,628.5

Total public sector pension plans	$25,648.1	$24,364.9	$26,076.2	$23,537.6	$34,545.4

Total retirement plan account values	$47,747.2	$45,526.3	$47,289.2	$45,524.8	$64,224.3

Retirement Plans

Sales by Product

($ in millions)	1999	2000	2001	2002	2003
Private Sector Pension Plans
BEST of AMERICA annuity products	$3,537.7	$3,931.4	$3,067.6	$2,611.2	$2,034.9
BEST of AMERICA trust products	81.1	482.4	834.9	1,617.0	2,110.2

Subtotal BEST of AMERICA	3,618.8	4,413.8	3,902.5	4,228.2	4,145.1
The 401(k) Company	399.1	359.6	403.7	472.5	681.0
Nationwide Provident products	—	—	—	95.4	366.4
Other	83.1	47.3	56.9	46.8	31.0

Total private sector pension plans	4,101.0	4,820.7	4,363.1	4,842.9	5,223.5
Public Sector Pension Plans
IRC Section 457 annuities	$2,190.3	$2,148.8	$1,521.2	$1,375.6	$1,442.4
Administration only agreements	354.3	422.7	1,101.4	1,206.2	1,735.0

Total public sector pension plans	$2,544.6	$2,571.5	$2,622.6	$2,581.8	$3,177.4

Total retirement plan sales	$6,645.6	$7,392.2	$6,985.7	$7,424.7	$8,400.9

Retirement Plans

Sales by Channel

($ in millions)	1999	2000	2001	2002	2003
Private Sector Pension Plans
Non-affiliated
Independent broker/dealers	$1,730.7	$2,176.9	$1,899.9	$2,191.4	$2,287.3
Wirehouse and regional firms	634.7	778.4	753.2	726.5	742.2
Financial institutions	106.1	385.0	210.6	519.0	411.4
Pension plan administrators	1,146.1	1,018.2	1,013.4	744.0	574.8
CPA channel	—	—	—	—	63.9
Affiliated
Nationwide Retirement Solutions	44.5	36.5	26.3	38.1	32.5
Nationwide agents	39.8	66.1	56.0	45.6	58.1
Nationwide Provident	—	—	—	105.8	372.4
The 401(k) Company	399.1	359.6	403.7	472.5	680.9

Total private sector pension plans	$4,101.0	$4,820.7	$4,363.1	$4,842.9	$5,223.5
Public Sector Pension Plans
Nationwide Retirement Solutions	$2,544.6	$2,571.5	$2,622.6	$2,581.8	$3,177.4

Total retirement plan sales	$6,645.6	$7,392.2	$6,985.7	$7,424.7	$8,400.9

Nationwide Financial Services, Inc.

Statistical Supplement

Individual Protection

Historical Earnings Trends

($ in millions)	1999	2000	2001	2002	2003
Operating Revenues
Asset fees	$11.2	$15.9	$16.6	$20.5	$29.4
Administrative fees	64.0	86.7	88.2	86.3	86.8
Surrender fees	6.8	7.5	9.5	17.6	32.5
Cost of insurance	117.0	156.5	201.9	266.6	371.4

Total policy charges	199.0	266.6	316.2	391.0	520.1
Net Investment Income
General account assets	261.8	301.1	337.2	378.9	486.1
Charge for invested capital	(8.7)	(11.9)	(13.9)	(17.2)	(23.5)

Total net investment income	253.1	289.2	323.3	361.7	462.6
Traditional life premiums	194.0	187.3	190.2	232.9	332.8
Other income	1.9	8.2	5.1	18.6	36.4

Total operating revenues	648.0	751.3	834.8	1,004.2	1,351.9
Benefits
Interest credited	130.5	157.2	177.7	188.2	193.3
Life benefits	186.6	187.6	211.7	275.5	421.2
Policyholder dividends	42.4	44.5	41.7	63.5	105.7

Total benefits	359.5	389.3	431.1	527.2	720.2
Expenses
Commissions	139.0	195.6	187.7	153.9	135.7
General operating expenses	155.5	180.2	173.7	236.6	321.6
Deferral of policy acquisition costs	(188.8)	(239.1)	(227.7)	(205.1)	(199.5)

Subtotal	105.7	136.7	133.7	185.4	257.8
Amortization of policy acquisition costs	60.1	64.2	80.3	92.7	120.6
Amortization of value of business acquired	—	—	—	12.2	38.0
Interest expense on debt	—	—	—	—	0.1

Total expenses	165.8	200.9	214.0	290.3	416.5

Pre-tax operating earnings	$122.7	$161.1	$189.7	$186.7	$215.2

Key Ratios/Statistics
General operating expenses to operating revenues	24.0%	24.0%	20.8%	23.6%	23.8%
Pre-tax operating earnings to operating revenues	18.9%	21.4%	22.7%	18.6%	15.9%
Average allocated capital	$720.6	$879.6	$1,088.7	$1,224.2	$1,722.4
Return on average allocated capital	11.1%	12.1%	11.6%	10.3%	8.4%

Individual Protection

Policy Reserves

($ in millions)	1999	2000	2001	2002	2003
Individual investment life	$1,832.3	$2,092.0	$2,203.7	$3,514.8	$4,443.8
Corporate investment life	1,498.6	2,552.3	3,236.8	3,652.8	4,401.5

Subtotal investment life	3,330.9	4,644.3	5,440.5	7,167.6	8,845.3
Traditional life	1,787.0	1,813.0	1,873.4	4,154.9	4,155.0
Universal life	795.9	768.2	785.3	836.4	896.8

Subtotal fixed life	2,582.9	2,581.2	2,658.7	4,991.3	5,051.8

Total individual protection policy reserves	$5,913.8	$7,225.5	$8,099.2	$12,158.9	$13,897.1

Individual Protection

Insurance In Force

($ in millions)	1999	2000	2001	2002	2003
Individual investment life	$21,596.1	$26,781.5	$30,641.0	$55,581.0	$56,478.4
Corporate investment life	4,088.4	6,143.9	7,727.6	8,387.1	9,263.3

Subtotal investment life	25,684.5	32,925.4	38,368.6	63,968.1	65,741.7
Traditional life	24,419.1	23,441.5	24,276.7	34,958.4	33,671.2
Universal life	8,460.1	8,023.1	7,806.3	7,922.5	8,407.4

Subtotal fixed life	32,879.2	31,464.6	32,083.0	42,880.9	42,078.6

Total individual protection insurance in force	$58,563.7	$64,390.0	$70,451.6	$106,849.0	$107,820.3

Nationwide Financial Services, Inc.

Statistical Supplement

Individual Protection

Sales by Product

($ in millions)	1999	2000	2001	2002	2003
BEST of AMERICA Variable Life Series
First year sales	$—	$—	$—	$229.7	$131.1
Renewal sales *	425.9	573.4	552.4	288.5	304.3

Total BEST of AMERICA variable life series	425.9	573.4	552.4	518.2	435.4
Nationwide Provident Variable Life Products
First year sales	—	—	—	13.6	35.1
Renewal sales *	—	—	—	55.0	229.1

Total Nationwide Provident variable life products	—	—	—	68.6	264.2
Corporate Owned Life Insurance (COLI)
First year sales	—	—	—	247.6	173.2
Renewal sales *	409.2	711.4	742.3	409.9	371.8

Total COLI	409.2	711.4	742.3	657.5	545.0
Traditional/Universal life
First year sales	—	—	—	40.1	77.6
Renewal sales *	260.8	245.4	245.9	258.9	400.3

Total traditional/universal life	260.8	245.4	245.9	299.0	477.9

Total individual protection sales	$1,095.9	$1,530.2	$1,540.6	$1,543.3	$1,722.5

*	First year and renewal sales split is not available prior to 2002

Individual Protection

Sales by Channel

($ in millions)	1999	2000	2001	2002	2003
Non-affiliated
Independent broker/dealers	$290.0	$381.2	$352.5	$288.9	$250.3
Wirehouse and regional firms	21.9	42.0	48.9	67.0	63.5
Financial institutions	20.2	36.0	44.9	58.3	42.6
Life specialists	231.5	446.9	508.6	510.6	384.1
CPA channel	—	—	—	—	0.9
Affiliated
Nationwide agents	343.8	359.6	351.9	348.6	374.7
Nationwide Provident	—	—	—	123.0	445.5
TBG Financial	188.5	264.5	233.8	146.9	160.9

Total individual protection sales	$1,095.9	$1,530.2	$1,540.6	$1,543.3	$1,722.5

Nationwide Financial Services, Inc.

Statistical Supplement

Investment Life

Historical Earnings Trends

($ in millions)	1999	2000	2001	2002	2003
Operating Revenues
Asset fees	$11.2	$15.9	$16.6	$20.5	$29.4
Administrative fees	54.0	77.2	79.0	77.2	75.6
Surrender fees	4.8	5.6	8.2	16.6	31.7
Cost of insurance	81.8	120.8	166.6	229.2	331.3

Total policy charges	151.8	219.5	270.4	343.5	468.0
Net Investment Income
General account assets	83.4	114.8	143.3	147.3	152.7
Charge for invested capital	(8.7)	(11.9)	(13.9)	(17.2)	(23.5)

Total net investment income	74.7	102.9	129.4	130.1	129.2
Other income	1.9	8.2	5.1	18.6	36.4

Total operating revenues	228.4	330.6	404.9	492.2	633.6
Benefits
Interest credited	63.8	89.3	106.9	115.0	120.7
Life benefits	29.6	35.2	54.0	82.4	118.2

Total benefits	93.4	124.5	160.9	197.4	238.9
Expenses
Commissions	123.0	180.8	175.3	136.2	107.1
General operating expenses	86.1	117.1	113.3	153.5	207.6
Deferral of policy acquisition costs	(158.6)	(215.9)	(207.2)	(179.6)	(161.7)

Subtotal	50.5	82.0	81.4	110.1	153.0
Amortization of policy acquisition costs	29.2	30.6	49.6	67.0	91.7
Amortization of value of business acquired	—	—	—	12.5	27.4
Interest expense on debt	—	—	—	—	0.1

Total expenses	79.7	112.6	131.0	189.6	272.2

Pre-tax operating earnings	$55.3	$93.5	$113.0	$105.2	$122.5

Key Ratios/Statistics
Cost of insurance per $1,000 of average net amount at risk	$4.27	$4.81	$5.42	$5.68	$5.84
Life benefits per $1,000 of average net amount at risk	$1.55	$1.40	$1.76	$2.04	$2.08
General operating expenses to operating revenues	37.7%	35.4%	28.0%	31.2%	32.8%
Pre-tax operating earnings to operating revenues	24.2%	28.3%	27.9%	21.4%	19.3%
Average allocated capital	$342.3	$507.1	$732.8	$819.0	$1,143.4
Return on average allocated capital	10.5%	12.1%	10.1%	8.9%	7.4%

Investment Life

Policy Reserve Activity

($ in millions)	1999	2000	2001	2002	2003
Balance, beginning of period	$2,173.7	$3,330.9	$4,644.3	$5,440.5	$7,167.6
Deposits	958.3	1,683.5	1,363.5	1,303.5	1,242.4
Withdrawals and surrenders	(64.4)	(81.3)	(97.7)	(198.5)	(464.4)

Net flows	893.9	1,602.2	1,265.8	1,105.0	778.0
Investment performance/interest credited	395.2	(27.1)	(185.1)	(405.2)	1,357.0
Policy charges	(151.9)	(219.5)	(270.4)	(343.5)	(468.0)
Benefits and other	20.0	(42.2)	(14.1)	20.0	10.7
Acquired business	—	—	—	1,350.8	—

Balance, end of period	$3,330.9	$4,644.3	$5,440.5	$7,167.6	$8,845.3

Nationwide Financial Services, Inc.

Statistical Supplement

Fixed Life

Historical Earnings Trends

($ in millions)	1999	2000	2001	2002	2003
Operating Revenues
Administrative fees	$10.0	$9.5	$9.2	$9.1	$11.2
Surrender fees	2.0	1.9	1.3	1.0	0.8
Cost of insurance	35.2	35.7	35.3	37.4	40.1

Total policy charges	47.2	47.1	45.8	47.5	52.1
Net investment income	178.4	186.3	193.9	231.6	333.4
Traditional life premiums	194.0	187.3	190.2	232.9	332.8

Total operating revenues	419.6	420.7	429.9	512.0	718.3
Benefits
Interest credited	66.7	67.9	70.8	73.2	72.6
Life benefits	157.0	152.4	157.7	193.1	303.0
Policyholder dividends	42.4	44.5	41.7	63.5	105.7

Total benefits	266.1	264.8	270.2	329.8	481.3
Expenses
Commissions	16.0	14.8	12.4	17.7	28.6
General operating expenses	69.4	63.1	60.4	83.1	114.0
Deferral of policy acquisition costs	(30.2)	(23.2)	(20.5)	(25.5)	(37.8)

Subtotal	55.2	54.7	52.3	75.3	104.8
Amortization of policy acquisition costs	30.9	33.6	30.7	25.7	28.9
Amortization of value of business acquired	—	—	—	(0.3)	10.6

Total expenses	86.1	88.3	83.0	100.7	144.3

Pre-tax operating earnings	$67.4	$67.6	$76.7	$81.5	$92.7

Key Ratios/Statistics
Life benefits per $1,000 of average life insurance in force	$5.37	$4.70	$4.94	$5.56	$7.15
General operating expenses to operating revenues	16.5%	15.0%	14.0%	16.2%	15.9%
Pre-tax operating earnings to operating revenues	16.1%	16.1%	17.8%	15.9%	12.9%
Average allocated capital	$378.3	$372.6	$355.9	$405.3	$579.0
Return on average allocated capital	11.6%	11.8%	14.0%	13.0%	10.4%

Fixed Life

Policy Reserve Activity

($ in millions)	1999	2000	2001	2002	2003
Traditional/Universal Life
Balance, beginning of period	$2,439.7	$2,582.9	$2,581.2	$2,658.7	$4,991.3
Deposits	260.9	245.4	245.9	294.0	441.0
Withdrawals and surrenders	(85.0)	(130.2)	(102.2)	(128.0)	(188.9)

Net flows	175.9	115.2	143.7	166.0	252.1
Interest credited	66.7	70.6	70.8	73.2	72.6
Policy charges	(47.2)	(47.1)	(45.8)	(47.5)	(52.1)
Benefits and other	(95.3)	(140.4)	(91.2)	(99.4)	(212.1)
Acquired business	43.1	—	—	2,240.3	—

Balance, end of period	$2,582.9	$2,581.2	$2,658.7	$4,991.3	$5,051.8

Nationwide Financial Services, Inc.

Statistical Supplement

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Nationwide Financial Services, Inc.

Statistical Supplement

Corporate and Other

Historical Earnings Trends

($ in millions)	1999	2000	2001	2002	2003
Operating Revenues
Net Investment Income
General account assets	$52.3	$142.9	$161.1	$199.5	$219.2
Periodic net coupon settlements on non-qualifying derivatives	—	—	(1.7)	(5.6)	(6.9)

Total net investment income	52.3	142.9	159.4	193.9	212.3
Realized gain on securitizations	—	—	1.9	—	—
Operating realized gains (losses)	—	—	(1.2)	8.9	15.7
Other income	3.5	3.0	3.0	18.1	68.7

Total operating revenues	55.8	145.9	163.1	220.9	296.7
Benefits
Interest credited
Products	8.7	71.9	109.5	88.2	69.1
Periodic net coupon settlements on non-qualifying derivatives	—	—	(2.9)	3.3	8.8

Total benefits	8.7	71.9	106.6	91.5	77.9
Expenses
Commissions	0.1	0.8	1.4	8.7	36.7
General operating expenses	12.9	27.3	13.0	27.3	32.5
Amortization of value of business acquired	—	—	—	—	0.1
Interest expense on debt	47.2	48.5	54.9	76.8	96.1

Total expenses	60.2	76.6	69.3	112.8	165.4

Pre-tax operating earnings (loss)	$(13.1)	$(2.6)	$(12.8)	$16.6	$53.4

Medium Term Notes

Account Value Activity

($ in millions)	1999	2000	2001	2002	2003
Balance, beginning of period	$—	$574.5	$1,627.7	$3,128.1	$4,273.6
Deposits	577.2	1,066.0	1,475.8	1,175.0	725.0
Maturities	—	—	—	—	(389.7)

Net flows	577.2	1,066.0	1,475.8	1,175.0	335.3
Interest credited and amortization	8.7	71.9	109.4	88.8	69.6
Other benefits - interest payments	(11.4)	(84.7)	(84.8)	(118.3)	(72.2)

Balance, end of period	$574.5	$1,627.7	$3,128.1	$4,273.6	$4,606.3

Nationwide Financial Services, Inc.

Statistical Supplement

Glossary

Advisory services program - Investment products, including mutual funds, separately managed accounts and variable annuities, provided with advice services, such as asset allocation profiling, through an asset-based fee compensation model.

Allocated capital - A non-GAAP financial measure that is calculated by adding target surplus, after-tax unamortized DAC, the after tax difference between statutory benefit reserves and GAAP benefit reserves, the after-tax difference between GAAP invested assets and statutory invested assets, after-tax unamortized VOBA, after-tax unamortized deferred software costs, after-tax unamortized intangible assets, after-tax unamortized goodwill, after-tax unamortized debt issue costs, after-tax unamortized deferred revenue, less after-tax deferred premiums.

Annuity - A contract that provides a periodic income at regular intervals for a specified period of time, such as number of years or for life.

Asset fees to average separate account values - A financial measure that is calculated by dividing asset fees by average separate account values.

Average allocated capital - A non-GAAP financial measure that is calculated by taking the mean average of the beginning and ending allocated capital amounts of a quarter for a quarterly average, or the mean average of the beginning of the year allocated capital amount and the ending allocated capital amounts for each of the four quarters for a yearly average.

Average equity - A non-GAAP financial measure that is calculated by taking the mean average of the beginning and ending shareholder’s equity, excluding other comprehensive income for a quarterly average, or the mean average of the beginning of the year shareholder’s equity excluding other comprehensive income and the ending shareholder’s equity, excluding other comprehensive income for each of the four quarters for a yearly average.

Average in force - A metric that is calculated by taking the mean average of the beginning and ending in force amounts of a quarter for a quarterly average, or the mean average of the beginning of the year in force amount and the ending in force amounts for each of the four quarters for a yearly average.

BOLI (Bank Owned Life Insurance) - Generally refers to a large single premium purchase of a Modified Endowment Contract to informally fund a block of employee benefit liabilities.

Book value per share excluding other comprehensive income - A non-GAAP financial measure that is calculated by adjusting book value to exclude other comprehensive income and then dividing the result by the number of shares outstanding on the date indicated.

COLI (Corporate Owned Life Insurance) - Broadly describes the use of life insurance to informally fund a block of employee benefits. In its truest form refers to corporate owned life insurance but could also refer to other ownership arrangements such as split-dollar.

Cost of Insurance per $1,000 of average net amount at risk - A non-GAAP financial measure that is calculated by annualizing the cost of insurance and dividing by the net amount at risk divided by one thousand.

Credited Rate - A financial measure that is calculated by dividing interest credited by average general account values.

Deferred Annuity - An annuity that can be paid either with a single premium or a series of installments, providing for the income payments to begin at some future date.

Deferred Compensation Plan - A benefit plan that allows an employee to save pre-tax dollars. Many are set up similar to a 401(k) plan, including multiple investment options, but without regulated limits on the amount that can be deposited.

Nationwide Financial Services, Inc.

Statistical Supplement

Glossary

Deferred Policy Acquisition Costs - The unamortized policy acquisition costs which are capitalized and charged to expense in proportion to premiums or estimated gross profits depending on the type of underlying contract. See Policy Acquisition Costs.

Defined Benefit Plan - Retirement plan under which the contribution is fixed. Benefits to be received by employees after retirement depend upon the contributions and their earnings.

Defined Contribution Plan - A benefit plan under which contributions are fixed in advance by formula, and benefits to retiring employees may vary.

Deposits - Premiums received for interest sensitive life insurance, annuities or life insurance products.

Dollar Cost Averaging - Paying a fixed amount of premium at regular intervals regardless of the unit values of the selected variable accounts or the current interest rate on new premiums paid into the guaranteed account.

Earned Rate - A financial measure that is calculated by dividing net investment income by average general account values.

Fixed Annuity - An annuity contract in which premiums paid are credited with a fixed rate of return by the life insurance company.

GAAP - Refers to accounting principles generally accepted in the United States of America.

General Account - An undivided account in which all investments are held that are not held in the separate account.

General operating expenses to average account values - A GAAP financial measure that is calculated by dividing general operating expenses by average account values.

Group Annuity - A pension plan providing annuities at retirement to a group of people under a master contract. It usually is issued to an employer for the benefit of employees.

Immediate Annuity - An annuity providing for payment to begin immediately after a single premium is paid.

Internal Replacement - Transaction whereby a policyholder’s existing insurance product or investment contract is replaced with a similar product issued by the same entity.

Interest spread on average general account assets - A financial measure that is calculated by subtracting the credited rate from the earned rate.

Lapse - Termination of a policy because of failure to pay the premium.

Leverage, excluding AOCI - A non-GAAP financial measure that is calculated by dividing long-term debt (or long-term debt and capital and preferred securities) by total capital, excluding accumulated other comprehensive income (AOCI).

Leverage, including AOCI - A financial measure that is calculated by dividing long-term debt (or long-term debt and capital and preferred securities) by total capital.

Life benefits per $1,000 of average net amount at risk - A metric that is calculated by annualizing the life insurance benefit amount and dividing by the average net amount at risk divided by one thousand.

Life benefits per $1,000 of average in force - A metric that is calculated by annualizing the life insurance benefit amount and dividing by the average in force amount divided by one thousand.

Nationwide Financial Services, Inc.

Statistical Supplement

Glossary

Life Insurance In Force - The sum of the face amounts, plus dividend additions, of life insurance policies outstanding at a given time.

Net Amount at Risk - Insurance in force less accumulated account value. Pertains to investment life products and is the amount for which cost of life insurance is assessed.

Net operating earnings - A non-GAAP financial measure that is calculated by adjusting net income to exclude net realized gains and losses on investments not related to securitizations and net periodic settlements on non-qualifying derivatives, hedging instruments and hedged items, discontinued operations and cumulative effect of adoption of accounting principles, if any, all net of tax.

Non-GAAP financial measures - Key performance indicators used by management that have not been calculated in accordance with GAAP. None of these non-GAAP financial measures should be viewed as substitutes for any GAAP financial measures.

Operating realized gain (loss) - A non-GAAP financial measure that represents net realized gains (losses) on investments related to securitizations and net periodic settlements on non-qualifying derivatives, hedging instruments and hedged items.

Operating return on average equity - A non-GAAP financial measure that is calculated by annualizing the net operating earnings and dividing by the average equity amount.

Operating revenues - A non-GAAP financial measure that is calculated by adjusting total revenues to exclude net realized gains and losses on investments not related to securitizations and net periodic settlements on non-qualifying derivatives, hedging instruments and hedged items.

Persistency - Percentage of life insurance policies or annuity contracts remaining in force from one period to another.

Policy Acquisition Costs - Expenses that vary with and are primarily related to the acquisition of new and renewal insurance contracts.

Pre-tax operating earnings - A non-GAAP financial measure that is calculated by adjusting earnings from continuing operations before federal income taxes and cumulative effect of adoption of accounting principles, if any, to exclude net realized gains and losses on investments, hedging instruments and hedged items, except for periodic net coupon settlements on non-qualifying derivatives and realized gains and losses related to securitizations, if any.

Pre-tax operating earnings to average account values - A non-GAAP financial measure that is calculated by dividing pre-tax operating earnings by average account values.

Pre-tax operating earnings to operating revenues - A non-GAAP financial measure that is calculated by dividing pre-tax operating earnings by operating revenues.

Qualified Plan - A plan purchased with pre-tax dollars, generally under a pension plan, specially sponsored program, or individual retirement account that the Internal Revenue Service approves as meeting the requirements of Section 401(a) of the 1986 Internal Revenue Code, as amended. Such plans receive tax advantages.

Ratio of pre-tax operating earnings before interest to interest expense - A non-GAAP financial measure that is calculated by subtracting interest expense from pre-tax operating earnings and dividing the product by interest expense.

Return on average allocated capital - A non-GAAP financial measure that is calculated by dividing annualized pre-tax operating earnings by average allocated capital.

Nationwide Financial Services, Inc.

Statistical Supplement

Glossary

Sales - Represents a production volume metric that is primarily comprised of statutory premiums and deposits on individual and group annuities and life insurance products sold to a diverse customer base. Statutory premiums and deposits are calculated in accordance with accounting practices prescribed or permitted by regulatory authorities and then adjusted to arrive at sales. Sales also include deposits on administration-only group pension plans.

Sales are stated net of internal replacements, which in Nationwide Financial’s opinion provides a more meaningful disclosure of sales. In addition, sales exclude: funding agreements issued under Nationwide Financial’s medium-term note program; large case bank-owned life insurance (BOLI); large case pension plan acquisitions; and deposits into Nationwide employee and agent benefit plans. Although these products contribute to asset and earnings growth, they do not produce steady production flow that lends itself to meaningful comparisons and are therefore excluded from sales.

Separate Account - A separate investment account established and maintained by an insurance enterprise used primarily for variable products. This arrangement permits wider latitude in the choice of investments for contract holders.

Surrender Charges - Charges made against withdrawals from the contract value of most variable annuities for a period of time, typically four to seven years.

Statutory capital and surplus - A financial measure that is calculated based on accounting practices prescribed or permitted by the department of insurance of the state of domicile. Each of the states in which the Company’s insurance companies are domiciled has adopted the National Association of Insurance Commissioners (NAIC) statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. The Company’s insurance subsidiaries have no statutory accounting practices that differ from NAIC SAP.

Universal Life Insurance - A flexible premium, adjustable benefit life insurance contract that accumulates cash values through the receipt of contractually determined interest credited.

Variable Annuity - An annuity contract in which the funds are invested in investments for which the underlying values can fluctuate.

Variable Life Insurance - A securities-based whole life insurance policy that employs a fixed premium and provides variable cash values and death benefit, dependent upon the performance of the separate account investment election.

Variable Universal Life Insurance - A type of variable life insurance that has flexible premiums.

Value of Business Acquired (VOBA) - Reflects the estimated fair value of the Nationwide Provident business in-force and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts existing as of the closing date of the Nationwide Provident Merger.

Nationwide Financial Services, Inc.

Statistical Supplement

Shareholder Information

Corporate Offices		Upcoming Events
Nationwide Financial
One Nationwide Plaza		2nd Quarter Earnings
Columbus, OH 43215		Quite Period - July 14th to August 4th
Release - August 4th
Inquiries		Conference Call - August 5th
Kevin G. O’Brien
Vice President, Investor Relations		Sandler O’Neill
(614) 677-5331		Financial Services Conference
obrienk1@nationwide.com		New York, New York
June 9
Financial Strength Ratings		Mark R. Thresher
A.M. Best .	A+
Moody’s	Aa3	William Blair
Standard & Poors	AA-	24th Annual Growth Stock Conference
Chicago, Illinois
Stock Symbol		June 24
Nationwide Financial’s common stock is		Mark R. Thresher
traded on the New York Stock Exchange
under the symbol “NFS”
Nationwide Financial’s trust-preferred
securities are traded on the New York Stock
Exchange under the symbol “NFS A”

Nationwide Financial Services, Inc.

Statistical Supplement

Notes